UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Mortgage Opportunity Term Fund 2 (JMT)
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IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN MORTGAGE OPPORTUNITY TERM FUND (JLS)

AND

NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2 (JMT)

[•], 2019

The questions and answers below highlight only selected information from this Joint Proxy Statement. They do not contain all the information that may be important to you when deciding whether to vote for the proposals. You should carefully read all of the information contained in the Joint Proxy Statement.

Q.	Why am I receiving the enclosed Joint Proxy Statement?

A.

You are receiving the Joint Proxy Statement in connection with the annual shareholder meetings of Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”) and Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2,” and together with Mortgage Opportunity, the “Funds” and each, a “Fund”). Mortgage Opportunity and Mortgage Opportunity 2 are term funds that are scheduled to terminate on November 30, 2019 and February 28, 2020, respectively, unless the Board of a Fund extends the term in accordance with the charter documents of such Fund. In addition to the regular election of members of each Fund’s Board of Trustees (each, a “Board”), at this meeting, shareholders will be asked to vote on certain proposals in connection with the proposed elimination of the term structure of their Fund and the adoption of a broader investment mandate. As more fully described below, the proposals, if approved, will provide shareholders of each Fund with the opportunity to either (1) continue their investment in securitized credit through their Fund with a broader investment mandate and with no scheduled Fund termination date, or (2) exit all or a portion of their investment pursuant to a tender offer by the Fund at net asset value (“NAV”), which is the economic value that shareholders would receive upon termination of the Fund under the current term structure.

Information Regarding the Restructuring Proposals

Q.	What do the proposals entail?

A.

Mortgage Opportunity and Mortgage Opportunity 2 are term funds that are scheduled to terminate on November 30, 2019 and February 28, 2020, respectively, unless the Board of each Fund extends the term in accordance with the charter documents of such Fund. In light of the upcoming scheduled termination of each Fund, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each of the Funds, has recommended, and each Fund’s Board has approved, a series of proposals (the “Restructuring Proposals”) to eliminate the term structure of the Funds so that the Funds may continue with no scheduled termination date, implement a

i

broader securitized credit mandate and allow shareholders who do not wish to continue their investment in the restructured Fund the opportunity to exit their investment at NAV through a tender offer.

Specifically, the Restructuring Proposals approved by the Board of each Fund include the following:

•	amend the Fund’s Declaration of Trust to eliminate the term structure of the Fund;

•	adopt a new fundamental investment objective to generate high current income through opportunistic investments in securitized credit;

•	appoint Teachers Advisors, LLC, an affiliate of Nuveen, LLC, to serve as sub-adviser to the Fund;

•

adopt a new Investment Management Agreement with Nuveen Fund Advisors that, among other things, lowers the management fee rate charged on average daily managed assets by 15 basis points at each breakpoint level;

•

approve an agreement with Nuveen Fund Advisors to waive management fees or reimburse expenses in an amount equal to 1.5% of each Fund’s managed assets for the first 6 months, 0.75% for the next 3 months and 0.25% for the next 3 months for the first year following the effectiveness of the Restructuring Proposals;

•	modify certain non-fundamental policies to permit broader exposure to non-mortgage related asset-backed securities; and

•

authorize a tender offer for up to 100% of its outstanding shares at NAV in order to provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the restructured Fund to exit their investment at NAV, which is what shareholders would receive upon the termination of the Fund in accordance with its current term structure. The completion of the tender offer will be subject to several conditions as described more fully below.

Certain of the Restructuring Proposals require shareholder approval. Therefore, shareholders are being asked to approve the amendment to the Declaration of Trust, a new fundamental investment objective, a new Investment Management Agreement, and a new investment sub-advisory agreement with Teachers Advisors, LLC (the “Shareholder Proposals”).

If the Restructuring Proposals take effect, Mortgage Opportunity will change its name to “Nuveen Mortgage and Income Fund” and Mortgage Opportunity 2 will change its name to “Nuveen Mortgage and Income Fund 2.”

Q.	What are the conditions for the completion of the Tender Offer?

A.

As part of the Restructuring Proposals for each Fund, the Board of each Fund has authorized each Fund to commence a tender offer for up to 100% of its outstanding shares at NAV (each a “Tender Offer”) if shareholders of the Fund approve all of the Shareholder Proposals. The Tender Offer will provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the restructured Fund to exit their investment at NAV, which is what shareholders would receive upon the termination of the Fund in accordance with its current term structure. The completion of the Tender Offer with respect to a Fund will be subject to certain conditions, including: (1) the aggregate managed assets of the Fund must equal or exceed $80 million as of the expiration date of the Tender Offer, taking into account the amounts that would be paid to shareholders who have properly tendered their shares, (2) shares of the Fund must remain eligible for listing on the New York Stock Exchange (“NYSE”) following consummation of the Tender Offer, and (3) the Fund must remain subject to the reporting requirements of the Securities Exchange Act of 1934 following consummation of the Tender Offer (the “Tender Offer Conditions”).

If shareholders of a Fund approve all of the Shareholder Proposals, but one or more of the Tender Offer Conditions are not met, none of the Restructuring Proposals will take effect for that Fund, the Tender Offer will not be completed and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term in accordance with the charter documents of the Fund.

The managed assets of Mortgage Opportunity Fund as of April 30, 2019 were $518,050,271. The managed assets of Mortgage Opportunity Fund 2 as of April 30, 2019 were $156,210,502.

Q.	Why were the Funds launched as term funds?

A.

Mortgage Opportunity and Mortgage Opportunity 2 were launched in late 2009 and early 2010, respectively, and sought to capitalize on the potential for recovery in the U.S. residential and commercial real estate markets and a corresponding recovery in the valuation of mortgage-backed securities (“MBS”). The Funds were structured with a limited term for a number of reasons, including that each Fund was designed to take advantage of the opportunity then presented by historically low valuations of MBS and that each Fund invested a portion of its portfolio in a fund participating in the Private-Public Investment Program of the U.S. Department of Treasury, which had a scheduled eight-year term. Accordingly, each of Mortgage Opportunity and Mortgage Opportunity 2 has a limited term of ten years and will terminate in November 2019 and February 2020, respectively, unless the Board extends the term of the Fund in accordance with the charter documents of the Fund.

Q.	What are the principal differences between the current investment objective, investment mandate and sub-adviser of each Fund and the proposed investment objective, investment mandate and sub-adviser?

A.	Mortgage Opportunity and Mortgage Opportunity 2 have the same investment objective, which is to generate attractive total returns through opportunistic investments in mortgage-backed securities (“MBS”). Each Fund invests at least 80% of its managed assets in MBS, consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). Wellington Management Company, LLP currently serves as sub-adviser to each Fund.

If the Restructuring Proposals take effect, each Fund will be managed in accordance with Nuveen’s securitized credit strategy, with Teachers Advisors, LLC, an affiliate of Nuveen, LLC, replacing the existing sub-adviser to the Fund. Each Fund will have an investment objective to generate high current income through opportunistic investments in securitized credit. Each Fund’s proposed mandate permits greater exposure to asset-backed securities (“ABS”) and securitized credit that are not mortgage related. Following the effectiveness of the Restructuring Proposals, each Fund will invest at least 65% of its managed assets in MBS, including RMBS and CMBS, and up to 35% of its managed assets in non-mortgage related ABS, including without limitation, collateralized loan obligations and any asset that generates reliable cash flows including consumer auto loans, credit card receivables, aircraft leases and maintenance agreements, timeshare agreements, and solar photovoltaics. The Fund also considers catastrophe bonds, which are backed by a secured collateral account, to be ABS.

Q	Why does the Adviser believe that securitized credit is an attractive asset class?

A.

The Restructuring Proposals are intended to give shareholders the opportunity to maintain their exposure to securitized credit, which the Adviser believes is an important component of diversified income portfolios due to attractive yields and low correlations relative to traditional asset classes. Over the course of the last several years, securitized credit sectors have also displayed a tendency to perform independently from each other, further enhancing their attractiveness as portfolio diversifiers. Over the course of the last several years, credit related securitized assets benefited from a positive technical backdrop, including a robust labor market and rising incomes, and strong underlying fundamentals, including strengthening household balance sheets. While global headwinds and potentially higher interest rates could taper near-term growth expectations, the Adviser believes the sector’s underlying fundamentals remain intact and are likely sustainable going forward.

Q.	How will the Restructuring Proposals impact fees and expenses?

A.

Each Fund’s management fee currently consists of a fund-level fee and a complex-level fee. As part of the Restructuring Proposals, the Board approved a new Investment Management Agreement for each Fund that, among other things, provides for an annual fund-level management fee rate charged on average daily managed assets that is 15 basis points (0.15%) lower at each level than the current fund-level management fee schedule of each Fund. Additionally, the Adviser has agreed to waive fees and expenses in an amount equal to 1.5% of each Fund’s managed assets for the first 6 months following the effectiveness of the Restructuring Proposals, 0.75% for the next 3 months and 0.25% for the next 3 months. The new Investment Management Agreement and fee waiver will go into effect only if the Shareholder Proposals are approved and the Tender Offer Conditions are met. The fee waiver will result in higher net income, which could translate into a higher distribution rate and potentially better secondary market trading.

While the reduced management fee rate and fee waiver are expected to result in cost savings to shareholders who continue their investment in a Fund, total fund operating expenses are expected to increase following the expiration of the fee and expense waiver adopted as part of the Restructuring Proposals if there is a material decrease in assets as a result of the Tender Offer for a Fund.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Restructuring Proposals?

A.

The Adviser is bearing the costs of the Restructuring Proposals, other than costs in connection with the sale of portfolio securities necessary to complete the Tender Offers. Common shareholders of each Fund will bear these costs indirectly. While transaction costs associated with a Fund’s Tender Offer are expected to be substantial, such costs are not expected to be greater than the costs that would be associated with the liquidation of the Fund’s portfolio in anticipation of its scheduled termination date.

Q.	What benefits may be expected for each Fund’s shareholders if the Restructuring Proposals take effect?

A.	Based on information provided by the Adviser, each Fund’s Board believes that the Restructuring Proposals may benefit such Fund’s shareholders in a number of ways, including, among other things:

•

Maintaining Exposure to Securitized Credit. The Restructuring Proposals will allow existing shareholders of a Fund whose investments would otherwise be liquidated at the end of such Fund’s scheduled term the option to maintain their investment in securitized credit.

•

Management Fee Savings. Following the effectiveness of the Restructuring Proposals, each Fund will have a fund-level management fee schedule that is 15 basis points (0.15%) lower at each level than the Fund’s current fund-level management fee schedule.

•

Fee Waiver. During the first year following the effectiveness of the Restructuring Proposals, the Adviser has agreed to waive management fees or reimburse expenses in an amount equal to 1.5% of each Fund’s managed assets for the first 6 months, 0.75% for the next 3 months and 0.25% for the next 3 months.

•

Cost Savings. The reduced management fee and fee waiver are expected to result in cost savings to shareholders who continue to hold Fund shares after the effectiveness of the Restructuring Proposals; however, operating expenses may increase following expiration of the waiver if there is a material decrease in a Fund’s assets as a result of the Tender Offer.

•

Costs of the Restructuring Proposals and Tender Offers. The Adviser will bear the costs of the implementation of the Restructuring Proposals and the Tender Offers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Funds to associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers, which may be substantial.

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Q.	What is the timetable for the Shareholder Proposals?

A.

If the Shareholder Proposals are approved and the Tender Offer Conditions are met for a Fund, the Restructuring Proposals for that Fund are expected to take effect on or about [•], 2019 or as soon as practicable thereafter.

Q.	What will happen if shareholders do not approve the Shareholder Proposals?

A.

If shareholders of a Fund do not approve each of the Shareholder Proposals, none of the Restructuring Proposals will take effect for that Fund, the Fund will not conduct a Tender Offer and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term in accordance with the charter documents of the Fund.

Q.	How does each Fund’s Board recommend that I vote on the Shareholder Proposals?

A.

After careful consideration, each Fund’s Board has determined that the Shareholder Proposals for the Fund is in the best interests of the Fund and recommends that you vote FOR the Shareholder Proposals with respect to your Fund.

General

Q.	Who do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at 1-866-209-8248 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m., Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue.

Notice of Annual Meeting of Shareholders to be held on [•], 2019	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

[•], 2019

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”) and Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2” and together with Mortgage Opportunity, the “Funds” and each, a “Fund”) will be held in the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on [•], [•], 2019, at [•] p.m., Central time, for the following purposes:

1.

Approval of Amendment to the Declaration of Trust. For each Fund, to approve an amendment to the Fund’s Declaration of Trust that would eliminate the provision requiring the automatic termination of the Fund on November 30, 2019 for Mortgage Opportunity and February 28, 2020 for Mortgage Opportunity 2.

2.	Approval of New Investment Objective. For each Fund, to approve the adoption of a new investment objective.

3.a	Approval of New Investment Management Agreement. For each Fund, to approve a new investment management agreement with Nuveen Fund Advisors, LLC.

3.b	Approval of New Investment Sub-Advisory Agreement. For each Fund, to approve a new investment sub-advisory agreement between Nuveen Fund Advisors, LLC and Teachers Advisors, LLC on behalf of the Fund.

4.	Election of Board Members. For each Fund, to elect four (4) Class I Board members. Board members Hunter, Stockdale, Stone and Wolff are nominees for election.

5.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record of a Fund as of the close of business on [•], 2019 are entitled to notice of and to vote at the Annual Meeting of that Fund and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting of their Fund. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting of your Fund in person and you are a record holder of the Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

[•], 2019

This Joint Proxy Statement and the enclosed proxy cards are first being mailed to shareholders on or about [•], 2019.

Nuveen Mortgage Opportunity Term Fund (JLS)

Nuveen Mortgage Opportunity Term Fund 2 (JMT)

General Information

This Joint Proxy Statement is being furnished to the shareholders of Nuveen Mortgage Opportunity Term Fund (“Mortgage Opportunity”) and Nuveen Mortgage Opportunity Term Fund 2 (“Mortgage Opportunity 2” and together with Mortgage Opportunity, the “Funds” and each, a “Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Trustees (each, a “Board” or the “Board” and each Trustee, a “Board Member”), for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen, LLC (“Nuveen”), 333 West Wacker Drive, Chicago, Illinois 60606, on [•], [•], 2019, at [•] p.m., Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement. Each of Mortgage Opportunity and Mortgage Opportunity 2 is organized as a Massachusetts business trust. Shareholders of record of a Fund as of the close of business on [•], 2019 are entitled to notice of and to vote at that Fund’s Annual Meeting and any and all adjournments or postponements thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on the proposal by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the Annual Meeting will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Annual Meetings is in the best interests of each Fund in light of the similar matters being considered and voted on by shareholders.

The following table indicates the specific items for which the votes of common shareholders of each Fund are being solicited pursuant to this Joint Proxy Statement.

Proposal	Matter
1	To approve an amendment the Fund’s Declaration of Trust that would eliminate the provision requiring the automatic termination of the Fund on November 30, 2019 for Mortgage Opportunity and February 28, 2020 for Mortgage Opportunity 2.
2	To approve the adoption of a new fundamental investment objective.
3(a)	To approve a new investment management agreement with Nuveen Fund Advisors, LLC.
3(b)	To approve a new investment sub-advisory agreement between Nuveen Fund Advisors, LLC and Teachers Advisors, LLC (“TAL”) on behalf of the Fund.
4	To elect four (4) Class I Board Members.

Shareholder Approval

Quorum and General Information

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 4 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 4. The remaining proposals are non-routine matters.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Proposal No. 1—Approval of Amendment to the Declaration of Trust

To become effective for a Fund, the proposed amendment to a Fund’s Declaration of Trust must be approved by the shareholders of that Fund holding more than 50% of the shares entitled to vote. The Board of Trustees of each Fund unanimously determined to submit each amendment for consideration by the shareholders of each Fund. For purposes of determining the approval of the amendment to the Declaration of Trust, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Proposal No. 2—Approval of New Investment Objective; Proposal No. 3(a)—Approval of New Investment Management Agreement with Nuveen Fund Advisors, LLC; and Proposal No. 3(b)—Approval of New Investment Sub-Advisory Agreement with Teachers Advisors, LLC

To become effective, each of Proposal 2 (change to the Fund’s investment objective), Proposal 3(a) (investment management agreement with Nuveen Fund Advisors, LLC) and Proposal 3(b) (investment sub-advisory agreement with TAL) must be approved by a vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”). The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of these proposals, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Proposal No. 4—Election of Four Class I Board Members

For each Fund, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. For example, if there are four (4) nominees for election to the Board, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of a Fund’s outstanding shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of Board Members by holders of a Fund’s shares.

Shares Outstanding

Those persons who were shareholders of record at the close of business on [•], 2019 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of the date of this Joint Proxy Statement, there are no preferred shares outstanding for either Fund.

As of March 29, 2019, the shares of the Funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)
Mortgage Opportunity (JLS)	15,888,994
Mortgage Opportunity 2 (JMT)	4,876,107

(1)

The common shares of the Funds are listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

BACKGROUND REGARDING THE PROPOSALS

General

Mortgage Opportunity and Mortgage Opportunity 2 were launched in late 2009 and early 2010, respectively, and sought to capitalize on the potential for recovery in the U.S. residential and commercial real estate markets and a corresponding recovery in the valuation of mortgage-backed securities (“MBS”). The Funds were structured with a limited term for a number of reasons, including that each Fund was designed to take advantage of the opportunity then presented by historically low valuations of MBS and that each Fund invested a portion of its portfolio in a fund participating in the Private-Public Investment Program of the U.S. Department of Treasury (“UST”), which had a scheduled eight-year term. Accordingly, each of Mortgage Opportunity and Mortgage Opportunity 2 has a limited term of ten years and will terminate in November 2019 or February 2020, respectively, unless the Board extends the term of the Fund in accordance with the Fund’s charter documents.

In light of the upcoming scheduled termination of each Fund, Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, has recommended and, at a meeting held on May 21-23, 2019, each Fund’s Board approved a series of proposals to restructure the Fund to (1) amend the Fund’s Declaration of Trust to eliminate the term structure of the Fund; (2) adopt a new fundamental investment objective to generate high current income through opportunistic investments in securitized credit; (3) appoint Teachers Advisors, LLC, an affiliate of Nuveen, LLC, to serve as sub-adviser to the Fund; (4) adopt a new the Investment Management Agreement with Nuveen Fund Advisors that, among other things, lowers the management fee rate charged on average daily managed assets by 15 basis points at each breakpoint level; (5) waive management fees or reimburse expenses in an amount equal to 1.5% of each Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months for the first year following the effectiveness of the Restructuring Proposals (as defined below); (6) modify certain non-fundamental policies to permit broader exposure to non-mortgage related asset backed securities; and (7) authorize a tender offer at net asset value (“NAV”) for up to 100% of its outstanding shares (each a “Tender Offer,” together the “Tender Offers”) in order to provide an opportunity for those shareholders who do not wish to continue their investment as a shareholder of the restructured Fund to exit their investment at net asset value, which is what shareholders would receive upon the termination of the Fund in accordance with its current term structure (collectively, the “Restructuring Proposals”). The completion of the Tender Offers will be subject to several conditions as described more fully below. The Restructuring Proposals are intended to give shareholders of a Fund the opportunity to either continue their investment in securitized credit through the elimination of the term structure and the adoption of a new investment mandate for the Fund, or receive NAV for their Fund shares through a tender offer.

Based on information provided by Nuveen, each Fund’s Board believes that the Restructuring Proposals may benefit such Fund’s shareholders in a number of ways, including, among other things:

•

Maintaining Exposure to Securitized Credit. The Restructuring Proposals will allow existing shareholders of a Fund whose investments would otherwise be liquidated at the end of such Fund’s scheduled term the optionality to maintain their investment in securitized credit.

•

Management Fee Savings. Following the effectiveness of the Restructuring Proposals, each Fund will have a fund-level management fee schedule that is 15 basis points (0.15%) lower at each level than the Fund’s current fund-level management fee schedule.

•

Fee Waiver. During the first year following the effectiveness of the Restructuring Proposals, the Adviser has agreed to waive management fees or reimburse expenses in an amount equal to 1.5% of each Fund’s managed assets for the first six months, 0.75% for the next three months, and 0.25% for the next three months.

•

Cost Savings. The reduced management fee and fee waiver are expected to result in cost savings to shareholders who continue to hold Fund shares after the effectiveness of the Restructuring Proposals; however, operating expenses may increase following expiration of the waiver if there is a material decrease in a Fund’s assets as a result of the Tender Offer.

•

Costs of the Restructuring Proposals and Tender Offers. The Adviser will bear the costs of the implementation of the Restructuring Proposals and the Tender Offers, other than the portfolio transaction costs associated with the repositioning of the portfolios of the Funds associated with portfolio sales to pay for shares tendered pursuant to the Tender Offers, which may be substantial.

In order for the Restructuring Proposals to take effect with respect to a Fund, shareholders of the Fund must vote to approve each the following proposals (the “Shareholders Proposals”):

(1)	Amendment of the Fund’s Declaration of Trust to eliminate the term structure;

(2)	Adoption of a new fundamental investment objective to generate high current income through opportunistic investments in securitized credit;

(3)(a)	Approval of a new investment management agreement between the Fund and Nuveen Fund Advisors; and

(3)(b)	Approval of a new sub-advisory agreement between Nuveen Fund Advisors and TAL.

If the Restructuring Proposals take effect, Mortgage Opportunity will change its name to “Nuveen Mortgage and Income Fund” and Mortgage Opportunity 2 will change its name to “Nuveen Mortgage and Income Fund 2.”

Tender Offer

If a Fund’s shareholders approve each of the Shareholder Proposals, the Board has authorized the Fund to commence a tender offer for up to 100% of its outstanding shares at net asset value (each a “Tender Offer” and together, the “Tender Offers”). The completion of the Tender Offer with respect to a Fund will be subject to the following conditions: (1) the aggregate managed assets of the Fund must equal or exceed $80 million as of the expiration date of the Tender Offer, taking into account the amounts that would be paid to shareholders who have properly tendered their shares, (2) shares of the Fund must remain eligible for listing on the New York Stock Exchange (“NYSE”), and (3) the Fund must remain subject to the reporting requirement of the Securities Exchange Act of 1934 (the “Tender Offer Conditions”).

If shareholders of a Fund approve each of the Shareholder Proposals, but the Tender Offer Conditions are not met, none of the Restructuring Proposals will take effect for that Fund, the Tender Offer will not be completed and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term in accordance with the charter documents of the Fund.

Each Fund is expected to liquidate its portfolio to the extent necessary to pay for the shares acquired in the Tender Offer from tendering shareholders. Such portfolio dispositions may occur at time(s) when market conditions are unfavorable. Each Fund will bear the transaction costs associated with such portfolio sales. To the extent that portfolio investments of a Fund are sold, the Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed to Fund shareholders. If a Fund’s Tender Offer is not completed, the Fund would bear similar risks and costs in connection with the liquidation of its portfolio prior to its scheduled termination date.

If a Fund’s shareholders approve each of Proposals Nos. 1, 2, 3(a) and 3(b), the Fund expects to commence the Tender Offer within ten days after the Annual Meeting date.

Expenses Associated with the Restructuring Proposals

The Adviser is bearing the costs of the Restructuring Proposals and Tender Offers, other than portfolio transaction costs in connection with repositioning the portfolio to meet investment objective, policies and strategies of Nuveen’s securitized credit strategy and portfolio transaction costs in order to complete the Tender Offers, which may be substantial. Shareholders of the Funds will bear these costs indirectly. In light of the similarities between the current investment mandate of each Fund and Nuveen’s broader securitized credit strategy, the Funds are not expected to immediately reposition a material amount of their portfolios (i.e., greater than 5%) as a result of the effectiveness of the Restructuring Proposals. Following the effectiveness of the Restructuring Proposals, each Fund would expect to reposition its portfolio over approximately six months to take advantage of its broader mandate. Turnover and transaction costs associated with the Tender Offers are not expected to be greater than the costs that would be associated with the liquidation of the portfolio in anticipation of the scheduled termination date.

If a Fund does not approve each of Proposals Nos. 1, 2, 3(a) and 3(b) as described in this Joint Proxy Statement or the Tender Offer Conditions are not met, the Tender Offer for that Fund will not be completed, the Restructuring Proposals will not take effect and the Fund will proceed to terminate on its scheduled termination date, unless the Board extends the term in accordance with the charter documents of the Fund.

PROPOSAL NO. 1—APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST

Declaration of Trust Amendment

Paragraph (a) of Article XIII, Section 1 of each Fund’s Declaration of Trust provides that, unless earlier terminated or unless the term is extended, in each case as provided in that paragraph, the Fund will continue its operations in the ordinary course until no later than the close of business on November 30, 2019 (in the case of Mortgage Opportunity) or February 28, 2020 (in the case of Mortgage Opportunity 2), provided that the trustees may take such steps prior to the termination date as they deem appropriate in anticipation of ceasing operations in the ordinary course on such date; and that following December 31, 2019 (in the case of Mortgage Opportunity) or March 31, 2020 (in the case of Mortgage Opportunity 2), the trustees will proceed to wind up the affairs of the Fund in accordance with applicable provision of the Declaration of Trust. In addition, paragraph (a) of Article XIII, Section 1 of each Fund’s Declaration of Trust provides that, notwithstanding the foregoing, the Fund or a class or series of its securities may be terminated at any time prior to the close of business on November 30, 2019 (in the case of Mortgage Opportunity) or February 28, 2020 (in the case of Mortgage Opportunity 2) or the term of the Fund may be extended beyond November 30, 2019 (in the case of Mortgage Opportunity) or February 28, 2020 (in the case of Mortgage Opportunity 2) for up to two consecutive one-year periods, in each case by action of the trustees by notice to affected shareholders, without a vote of the shareholders of the Fund, or the class or series as the case may be.

The Board of each Fund has approved, and recommends that shareholders approve, an amendment to each Fund’s Declaration of Trust in the form set forth in Appendix A. As proposed, the amendment would eliminate the provisions of the Fund’s Declaration of Trust described in the foregoing paragraph and replace in its entirety with a provision stating that, unless terminated as provided in the Declaration of Trust, the Fund will continue without limitation of time. The effect of this amendment to the Declaration of Trust would be to eliminate the Fund’s term provision. As a result, the Fund would no longer be managed in anticipation of a scheduled termination date and would not be required to liquidate its entire portfolio and wind up its affairs on that date. Shares of the Fund will continue to trade on the NYSE and shareholders would be able to sell their shares on the NYSE at market value. Closed-end fund shares frequently trade at a discount to net asset value.

If the amendment to the Fund’s Declaration of Trust take effect, Mortgage Opportunity will change its name to “Nuveen Mortgage and Income Fund” and Mortgage Opportunity 2 will change its name to “Nuveen Mortgage and Income Fund 2.”

Shareholder Approval

The amendment of each Fund’s Declaration of Trust is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of such Fund’s outstanding common shares entitled to vote on the matter.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Declaration of Trust amendment. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

For each Fund, the amendment of the Declaration of Trust will take effect only if shareholders approve Proposals Nos. 2, 3(a) and 3(b) in this Joint Proxy Statement and if the Tender Offer Conditions are satisfied. If shareholders do not approve each of the Shareholder Proposals or the Tender Offer Conditions are not satisfied, the amendment will not take effect and the Fund will terminate in accordance with its schedule termination date.

The Board of each Fund recommends that shareholders of the Fund vote FOR the approval of the Declaration of Trust amendment in connection with the Restructuring Proposals.

PROPOSAL NO. 2—APPROVAL OF NEW INVESTMENT OBJECTIVE

As part of the Restructuring Proposals, it is proposed that each Fund will be managed in accordance with Nuveen’s securitized credit strategy. Nuveen’s securitized credit strategy is similar to the current investment mandate of each Fund, but is a broader mandate that permits greater exposure to asset-backed securities and securitized credit that are not mortgage related. Additional information regarding Nuveen’s securitized credit strategy is set forth below. In order to implement this strategy, the Board of each Fund has approved, and recommends that shareholders approve a new investment objective as follows:

Current Investment Objective of Each Fund: The Fund’s investment objective is to generate attractive total returns through opportunistic investments in mortgage-backed securities. The Fund’s objective is a fundamental policy.

New Investment Objective of Each Fund: The Fund’s investment objective is to generate high current income through opportunistic investments in securitized credit. The Fund’s investment objective is fundamental.

Because each Fund’s investment objective is a “fundamental” investment policy that may not be changed without shareholder approval, shareholders are being asked to vote separately to approve the adoption of the new investment objective.

Comparison of the Funds’ Current Investment Mandate and Nuveen’s Securitized Credit Strategy

Following is a comparison of the Funds’ current investment mandate and Nuveen’s securitized credit strategy that would be adopted if the Restructuring Proposals take effect. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

General. Each Fund is a diversified closed-end management investment company and will continue to be a diversified closed-end management investment company following the effectiveness of the Restructuring Proposals.

Principal Strategy. At present, under normal circumstances, each Fund will invest at least 80% of its Managed Assets in MBS, consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). If the Restructuring Proposals take effect with respect to a Fund, under normal circumstances, the Fund will invest at least 65% of its Managed Assets in MBS, including RMBS and CMBS.

Other Investments. At present, under normal circumstances, each Fund may invest up to 20% of its Managed Assets in other permitted investments, including cash and cash equivalents, U.S. Department of the Treasury securities, non-mortgage related asset-backed securities (“ABS”), inverse floating rate securities, municipal securities, interest rate futures, interest rate swaps and swaptions, non-MBS credit default swaps (including on the CDX index), and other synthetic mortgage-related exposure, including equity investments in mortgage REITs, as permitted by the 1940 Act. The Fund also may invest in any newly developed mortgage-related derivatives that may become available for mortgage investing. If the Restructuring

Proposals take effect with respect to a Fund, under normal circumstances, the Fund will be permitted to invest up to 35% of its Managed Assets in non-mortgage related ABS, including but not limited to any asset that generates reliable cash flows including collateralized loan obligations as well as pools of consumer auto loans, credit card receivables, aircraft leases and maintenance agreements, timeshare agreements, and solar photovoltaics. Each Fund also considers catastrophe bonds, which are backed by a secured collateral account to be ABS. Each Fund will invest a maximum of 5% of Managed Assets in catastrophe bonds.

Portfolio Turnover. In light of the similarities between the current investment mandate of each Fund and Nuveen’s broader securitized credit strategy, if the Restructuring Proposals take effect with respect to a Fund, the Fund is not expected to reposition a material amount of its portfolio (i.e., greater than 5%) in advance of the effectiveness of the Restructuring Proposals. Following the effectiveness of the Restructuring Proposals, each Fund would expect to reposition its portfolio over approximately six months to take advantage of its broader mandate. However, each Fund is expected to sell a substantial portion of its assets in connection with the Fund’s Tender Offer. The Fund may recognize gains or losses, which may increase or decrease the net capital gain or net investment income to be distributed to shareholders of the Fund, in connection with such sales.

Comparative Risk Information. Because of the similarities between the Funds’ current investment mandate and Nuveen’s securitized credit strategy, the principal risks of an investment in a Fund will generally stay the same following the effectiveness of the Restructuring Proposals. Because Nuveen’s securitized credit strategy allows for greater investment in non-mortgage related ABS, an investment in a Fund following the effectiveness of the Restructuring Proposals will be subject to the risks associated with investing in asset-backed securities to a greater extent than at present. These risks include credit risks, liquidity risks, interest rate risks, market risks and legal risks. Because each Fund will have no scheduled termination date following the effectiveness of the Restructuring Proposals, an investment in the Fund will no longer be subject to limited term risk, which is the risk that the Fund may be required to sell portfolio securities at times when market conditions are not favorable, negatively affecting its value, in order to satisfy the obligation to terminate and liquidate its assets and return the proceeds to its shareholders on or before the scheduled termination date.

Sub-Adviser. Wellington Management currently serves as sub-adviser to each Fund. In connection with the Restructuring Proposals, it is proposed that TAL, an affiliate of Nuveen, replace Wellington Management as sub-adviser with respect to each Fund. See Proposal 3—Approval of New Investment Management Agreement and New Sub-Advisory Agreement.

Shareholder Approval

To become effective with respect to a Fund, the new investment objective must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (1) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (2) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against the approval of the Declaration of Trust amendment. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

For each Fund, the effectiveness of the new investment objective is contingent on the receipt of requisite shareholder approval of Proposals Nos. 1, 3(a) and 3(b) in this Joint Proxy Statement and satisfaction of the Tender Offer Conditions.

The Board of each Fund recommends that shareholders of the Fund vote FOR the approval of the Fund’s new investment objective in connection with the Restructuring Proposals.

PROPOSAL NO. 3—APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT AND NEW SUB-ADVISORY AGREEMENT

Background

Under the current investment management agreement between each Fund and Nuveen Fund Advisors (each, an “Original Investment Management Agreement”), Nuveen Fund Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. Pursuant to each Original Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided to the Fund. Each Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the average daily managed assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the U.S. This fee structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

At present, Wellington Management serves as the sub-adviser to each of the Funds pursuant to a sub-advisory agreement between each Fund and Wellington Management (each, an “Original Sub-Advisory Agreement”). Wellington Management is an independent sub-adviser and unaffiliated with Nuveen, LLC.

At present, each Fund pays 40% of the total management fee—consisting of the fund-level fee and the complex-level fee—to Nuveen Fund Advisors pursuant to the Original Investment Management Agreement and 60% of the total management fee to Wellington Management pursuant to the Original Sub-Advisory Agreement.

Prior to August 1, 2018, Nuveen Fund Advisors’ wholly-owned subsidiary, Nuveen Asset Management, LLC (“Nuveen Asset Management”), served as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management. During the fiscal year ended December 31, 2018, for the services provided by Nuveen Asset Management to each Fund pursuant to its Sub-Advisory Agreement, Nuveen Fund Advisors paid Nuveen Asset Management a fee, payable monthly, equal to 4.3478% of the management fee (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors. The agreement between Nuveen Fund Advisors and Nuveen Asset Management expired on August 1, 2018 and was not renewed at the recommendation of Nuveen Fund Advisors.

Each Fund’s Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members separately, to discuss various strategic proposals in connection with the scheduled termination date of each Fund. At the Board’s in-person meeting held May 21-23, 2019, the Board considered whether it would be in the best interests of each Fund to approve (i) a new investment management agreement between the Fund and Nuveen Fund Advisors (each, a “New Investment Management Agreement”) pursuant to which the Fund would have a fund-level management fee that is 15 basis points (0.15%) lower at each level than the Fund’s current fund-level management fee and would pay 100% of the total management fee—consisting of the fund-level fee and the complex-level fee—to Nuveen Fund Advisors, and (ii) a new sub-advisory agreement between Nuveen Fund Advisors and TAL (each, a “New Sub-Advisory Agreement”) pursuant to which TAL would serve as the sub-adviser to the Fund to manage the Fund in accordance with Nuveen’s securitized credit strategy following the effectiveness of the Restructuring Proposals in exchange for 50% of the management fee received by Nuveen Fund Advisors (instead of a separate fee paid directly by the Fund). TAL is an indirect wholly owned subsidiary of TIAA and an affiliate under common control with Nuveen, LLC.

The 1940 Act requires that each New Investment Management Agreement and New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective. At the May 21-23, 2019 Board meeting, and for the reasons discussed below (see “Board Considerations”), each Board, including the Independent Board Members, unanimously approved the New Investment Management Agreement and the New Sub-Advisory Agreement to take effect in connection with the Restructuring Proposals and unanimously recommended approval of the New Investment Management Agreement and the New Sub-Advisory Agreement by shareholders. Accordingly, shareholders of each Fund are being asked to approve a New Investment Management Agreement between the Fund and Nuveen Fund Advisors and a New Sub-Advisory Agreement between Nuveen Fund Advisors and TAL, each to take effect in connection with the effectiveness of the Restructuring Proposals.

Approval of the New Investment Management Agreement as described in Proposal No. 3(a) and the New Sub-Advisory Agreement as described in Proposal No. 3(b) are a necessary part of the Restructuring Proposals. For more information about the Restructuring Proposals and Nuveen’s securitized credit strategy, see “Proposal No. 2.”

Proposal No. 3(a)—Approval of New Investment Management Agreement

Comparison of Original Investment Management Agreement and New Investment Management Agreement

The terms of each Fund’s New Investment Management Agreement are substantially identical to those of the Fund’s Original Investment Management Agreement, except (i) for the date of effectiveness; (ii) that the fund-level management fee schedule under the New Investment Management Agreement is 15 basis points (0.15%) lower at each level than the fund-level management fee schedule under the Original Investment Management Agreement; and (iii) that Nuveen Fund Advisors receives 100% of the total management fee—consisting of the fund-level fee and the complex-level fee—under the New Investment Management Agreement instead of 40% of the total management fee, as is the case under the Original Investment Management Agreement. However, Nuveen Fund Advisors, and not the Fund, is responsible for paying the sub-advisory fee to TAL. The date of each Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B. A form of the New Investment Management Agreement is attached as Appendix C.

If approved by shareholders of a Fund, the New Investment Management Agreement for the Fund will expire on August 1, 2020, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreement to the terms of the New Investment Management Agreement.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreement will be identical to those services currently provided by the Adviser to each Fund under the Original Investment Management Agreement. Both the Original Investment Management Agreement and New Investment Management Agreement provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board.

Fees. Under its Original Investment Management Agreement, each Fund has agreed to pay a total management fee to Nuveen Fund Advisors and Wellington Management based on the sum of a fund-level fee and a complex-level fee as described below.

The current annual fund-level fee rate for each Fund, payable monthly, is calculated by applying the annual rates set forth in the following schedule to average total daily managed assets of the Fund:

Current Fund-Level Fee Schedule for the Funds

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.9500%
For the next $125 million	0.9375%
For the next $150 million	0.9250%
For the next $600 million	0.9125%
For Managed Assets over $1 billion	0.9000%

*

For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

Each Fund also pays a complex-level management fee, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of December 31, 2018, the complex-level fee rate for each Fund was 0.1602%.

The annual complex-level fee for each Fund, payable monthly, is calculated in a manner that results in an effective rate at the specified complex-level asset amounts as set forth in the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

Pursuant to its Original Investment Management Agreement, each Fund pays Nuveen Fund Advisors 40% of the total annual management fee, and each Fund pays the remaining 60% of the total annual management fee to Wellington Management pursuant to its Original Sub-Advisory Agreement.

Pursuant its New Investment Management Agreement, each Fund will have a fund-level management fee schedule that is 15 basis points (0.15%) lower at each level than the Fund’s current fund-level management fee schedule. Under the revised fund-level management fee schedule, the annual fund-level fee rate for each Fund, payable monthly, will be calculated by applying the annual rates set forth in the following schedule to average total daily managed assets of the Fund:

New Fund-Level Fee Schedule for the Funds

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875%
For the next $150 million	0.7750%
For the next $600 million	0.7625%
For Managed Assets over $1 billion	0.7500%

*

For this purpose, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

Pursuant to the New Investment Management Agreements, the annual complex-level management fee for each Fund, payable monthly, will be calculated in a manner that results in an effective rate at the specified complex-level asset amounts as set forth in the following schedule (which is unchanged from the complex-level management fee schedule under the Original Investment Management Agreements):

Complex-Level Fee Rates

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

The complex-level fee is based on the aggregate daily managed assets (as “managed assets” is defined in each Nuveen fund’s investment management agreement with the Adviser, which generally includes assets attributable to any preferred shares that may be outstanding and any borrowings (including the issuance of commercial paper or notes)) of the Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

Under the New Investment Management Agreements, each Fund will pay Nuveen Fund Advisors 100% of the total annual management fee calculated in accordance with the fee schedules set forth above. Pursuant to the New Sub-Advisory Agreements, Nuveen Fund Advisors will pay TAL a fee equal to 50% of the total annual management fee (net of applicable breakpoints, waivers and reimbursements) received from the Fund (i.e., the Fund will not pay a separate fee to TAL).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any.

During the first year following the effectiveness of the Restructuring Proposals, the Adviser has agreed to waive fees and reimburse expenses in an amount equal to 1.5% of the Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months.

The managed assets of Mortgage Opportunity Fund as of April 30, 2019 were $518,050,271. The managed assets of Mortgage Opportunity Fund 2 as of April 30, 2019 were $156,210,502.

For the fiscal year ended December 31, 2018, the aggregate amount of management fees paid by Mortgage Opportunity and Mortgage Opportunity 2, including fees paid to Wellington Management, was $5,819,116 and $1,777,937, respectively. Had the New Investment Management Agreement been in place for the fiscal year ended December 31, 2018, the management fees paid by Mortgage Opportunity and Mortgage Opportunity 2 would have been $5,018,259 and $1,536,912, respectively. The difference between the aggregate amount of management fees paid by Mortgage Opportunity and the amount that would have been paid under the New Investment Management Agreement had that agreement been in effect during the fiscal year ended December 31, 2018 is 0.15% of managed assets and 0.20% of net assets attributable to common shares. The difference between the aggregate amount of management fees paid by Mortgage Opportunity 2 and the amount that would have been paid under the New Investment Management Agreement had that agreement been in effect during the fiscal year ended December 31, 2018 is 0.15% of managed assets and 0.21% of net assets attributable to common shares.

Other Services. Under each Original Investment Management Agreement and each New Investment Management Agreement, Nuveen Fund Advisors shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund.

Limitation on Liability. The Original Investment Management Agreements and New Investment Management Agreements provide that Nuveen Fund Advisors will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Nuveen Fund Advisors in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2020, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the agreement may be terminated at any time without the payment of any penalty by the Fund or Adviser on no less than 60 days’ written notice to the other party, and may be terminated, at any time, without the payment of any penalty, by the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth therein. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

A discussion of the basis for the Board’s most recent approval of each Fund’s Original Investment Management Agreement is included in the Funds’ Semi-Annual Report for the reporting period ended June 30, 2018. A discussion of the basis of the Board’s approval of each Fund’s New Investment Management Agreement is set forth below under “Board Considerations.”

Comparative Expense Information

The purpose of the comparative fee tables is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. The information in the tables reflects the fees and expenses for each Fund’s fiscal year ended December 31, 2018 under the Original Investment Management Agreements and Original Sub-Advisory Agreements and the pro forma expenses for the 12 months ended December 31, 2018 for the Fund applying the fee schedules under the New Investment Management Agreements and New Sub-Advisory Agreements and assuming certain results of the proposed Tender Offers.

Comparative Fee Tables

Mortgage Opportunity

Annual Expenses (as a percentage of net assets applicable to common shares)	Mortgage Opportunity(1)	Mortgage Opportunity Pro Forma— Tender Offer Threshold(2)		Mortgage Opportunity Pro Forma— 60% Tender(3)
Management Fees	1.50%	1.32%		1.32%
Other Expenses	0.13%	0.50	%(4)	0.22	%(4)

Subtotal	1.63%	1.82%		1.54%
Interest Expense on Borrowings(5)	1.26%	1.26%		1.26%

Total Annual Operating Expenses	2.89%	3.08%		2.80%
Fee Waivers and/or Expense Reimbursements(6)	—	(1.38)%		(1.38)%

Total Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.89%	1.70%		1.42%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Fund for the twelve (12) months ended December 31, 2018.
(2)

The Mortgage Opportunity Pro Forma—Tender Offer Threshold assume a level of participation in the Fund’s Tender Offer such that the managed assets of the Fund following the Tender Offer will be $80 million.

(3)

The Mortgage Opportunity Pro Forma—60% Tender figures assume a level of participation (60%) in the Fund’s Tender Offer such that managed assets of the Fund following the Tender Offer will be approximately $213,560,467.

(4)	Other Expenses for each Pro Forma scenario are estimated based on actual expenses from the prior fiscal year.
(5)

Interest Expense on Borrowings reflects the actual borrowing expenses incurred by the Fund for the 12 months ended December 31, 2018. Each Pro Forma scenario assumes the same average interest rate as the Fund for the 12 month period ended December 31, 2018 and assumes borrowings at the same percentage of assets.

(6)

During the first year following the effectiveness of the Restructuring Proposals, the Adviser will waive its management fee or reimburse expenses in an amount equal to 1.5% of the Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months.

Mortgage Opportunity 2

Annual Expenses (as a percentage of net assets applicable to common shares)	Mortgage Opportunity 2(1)	Mortgage Opportunity 2 Pro Forma— Tender Offer Threshold(2)
Management Fees	1.55%	1.35%
Other Expenses	0.28%	0.48	%(3)

Subtotal	1.83%	1.83%
Interest Expense on Borrowings(4)	1.33%	1.33%

Total Annual Operating Expenses	3.16%	3.16%
Fee Waivers and/or Expense Reimbursements(5)	—	(1.40)%

Total Annual Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.16%	1.76%

(1)	“Annual Expenses (as a percentage of net assets applicable to common shares)” are based on the expenses of the Fund for the twelve (12) months ended December 31, 2018.
(2)

The Mortgage Opportunity 2 Pro Forma—Tender Offer Threshold figures assume a level of participation in the Fund’s Tender Offer such that the managed assets of the Fund following the Tender Offer will be $80 million.

(3)	Other Expenses for the Pro Forma scenario are estimated based on actual expenses from the prior fiscal year.
(4)

Interest Expense on Borrowings reflects the actual borrowing expenses incurred by the Fund for the 12 months ended December 31, 2018. The Mortgage Opportunity 2 Pro Forma—Tender Offer Threshold scenario assumes the same average interest rate as the Fund for the 12 month period ended December 31, 2018 and assumes borrowings at the same percentage of assets.

(5)

During the first year following the effectiveness of the Restructuring Proposals, the Adviser will waive its management fee or reimburse expenses in an amount equal to 1.5% of the Fund’s managed assets for the first 6 months, 0.75% for the next 3 months, and 0.25% for the next 3 months.

Examples: The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Operating Expenses remain the same. The figures below are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The examples also assume a 5% annual return, however, the Funds’ actual rates of return may be greater or less than this hypothetical 5% annual return.

Mortgage Opportunity

	1 Year	3 Years	5 Years	10 Years
Mortgage Opportunity	$29	$89	$152	$321
Mortgage Opportunity Pro Forma—Tender Offer Threshold	$17	$82	$150	$330
Mortgage Opportunity Pro Forma—60% Tender	$14	$74	$136	$303

Mortgage Opportunity 2

	1 Year	3 Years	5 Years	10 Years
Mortgage Opportunity	$32	$97	$165	$347
Mortgage Opportunity Pro Forma—Tender Offer Threshold	$18	$84	$153	$337

Information About the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as a Delaware limited liability company and is a wholly owned subsidiary of Nuveen. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching. As of December 31, 2018, Nuveen’s advisory subsidiaries collectively managed approximately $930.5 billion in assets. Nuveen Fund Advisors is responsible for overseeing each Fund’s overall investment strategy and asset allocation decisions. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Additional Information. As of the date of this Joint Proxy Statement, Nuveen Fund Advisors does not manage any registered investment companies with investment objectives similar to those of the Funds.

Certain information regarding the executive officers and directors of Nuveen Fund Advisors is set forth in Appendix E.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against approval of the New Investment Management Agreement. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Each New Investment Management Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below under “Board Considerations.” The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of the Fund.

For each Fund, the effectiveness of the New Investment Management Agreement is contingent on the receipt of requisite shareholder approval of Proposals Nos. 1, 2, 3(a) and 3(b) in this Joint Proxy Statement and satisfaction of the Tender Offer Conditions.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Investment Management Agreement.

Proposal No. 3(b)—Approval of New Sub-Advisory Agreement

Comparison of Original Sub-Advisory Agreement and New Sub-Advisory Agreement

Although many terms of the Funds’ New Sub-Advisory Agreements are substantially similar to those of the Funds’ Original Sub-Advisory Agreements, there are differences, including the date of effectiveness, the identity of the parties and the sub-advisory fees. In addition, under the New Sub-Advisory Agreements, Nuveen Fund Advisors pays the sub-advisory fee out of the management fee it receives from the Funds, whereas under the Original Sub-Advisory Agreements, the Funds pay the sub-advisory fee directly. The date of each Fund’s Original Sub-Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B. A form of the New Sub-Advisory Agreement is attached as Appendix D.

If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2020, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreement to the terms of the New Sub-Advisory Agreement.

Parties. Each Fund’s New Sub-Advisory Agreement will be an agreement between Nuveen Fund Advisors and TAL, and the Fund will not be a party to the agreement. In contrast, each Fund’s Original Sub-Advisory Agreement is an agreement between the Fund and Wellington Management.

Advisory Services. The advisory services to be provided by TAL with respect to each Fund under the New Sub-Advisory Agreements will be substantially similar to those advisory services currently provided by Wellington Management to each Fund under the Original Sub-Advisory Agreements. Although there are wording differences, under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the applicable sub-adviser will provide an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the Fund, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements, the sub-adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objective, policies and restrictions of the Fund.

Brokerage. Both the Original Sub-Advisory Agreements and New Sub-Advisory Agreements authorize the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the sub-adviser.

Fees. At present, pursuant to each Investment Management Agreement, Nuveen Fund Advisors receives 40% of each Fund’s total annual management fee, and each Fund pays the remaining 60% of the total annual management fee to Wellington Management pursuant to the Original Sub-Advisory Agreements. Following the effectiveness of the Restructuring Proposals, including the implementation of the new fund-level management fee schedule described under Proposal No. 3(a) and the appointment of TAL as each Fund’s new sub-adviser pursuant to the New Sub-Advisory Agreements, Nuveen Fund Advisors will receive 100% of each Fund’s total annual management fee, and pursuant to the New Sub-Advisory Agreements Nuveen Fund Advisors will pay TAL a fee equal to 50% of the total annual management fee (net of applicable breakpoints, waivers and reimbursements) received from the Fund.

Payment of Expenses. Under each Original Sub-Advisory Agreement and New Sub-Advisory Agreement, the sub-adviser will bear all of the expenses it incurs in connection with its performance of services under the agreement.

Limitation on Liability. The Original Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable sub-adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the New Sub-Advisory Agreement takes effect, the New Sub-Advisory Agreement will expire on August 1, 2020, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the agreement may be terminated at any time without the payment of any penalty by the Adviser or the applicable sub-adviser on no less than 60 days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by no less than 60 days’ written notice.

The Original Sub-Advisory Agreement for each Fund is also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that Wellington Management or any of its officers or directors has taken any action that results in a breach of the representations or covenants of Wellington Management as set forth in the Original Sub-Advisory Agreement. The New Sub-Advisory Agreement for each Fund contains no such provision.

A discussion of the basis for the Board’s most recent approval of each Fund’s Original Sub-Advisory Agreement is included in the Funds’ Semi-Annual Report for the reporting period ended June 30, 2018. A discussion of the basis of the Board’s approval of each Fund’s New Sub-Advisory Agreement is set forth below under “Board Considerations.”

Portfolio Management

Subject to the supervision of Nuveen Fund Advisors, Wellington Management is currently responsible for execution of specific investment strategies and day-to-day investment operations of each Fund, and TAL will be responsible for execution of specific investment strategies and day-to-day investment operations of each Fund following its appointment as the new sub-adviser to each Fund. Michael F. Garrett of Wellington Management is the current portfolio manager of each Fund. Aashh Parekh, Nicholas Travaglino and Stephen Virgilio of TAL will serve as portfolio managers of each Fund following the appointment of TAL.

Current Wellington Portfolio Manager. Michael F. Garrett, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, serves as the current portfolio manager of each Fund. Mr. Garrett joined Wellington Management in 1999 as an investment professional. Mr. Garrett is responsible for managing mortgage and government bond portfolios for Wellington Management’s mutual fund and institutional clients. He leads the firm’s mortgage-backed investment team. Prior to joining Wellington Management in 1999, Mr. Garrett was a fixed income securities trader with Credit Suisse First Boston (1996–1999), a mortgage portfolio manager with MetLife Investment Management Co. (1995–1996), and the senior securities trader for First Federal Savings & Loan Association (1991–1995). Mr. Garrett received his BA in economics from Yale University (1991).

Proposed TAL Portfolio Managers. Aashh Parekh is a portfolio manager for Nuveen’s global fixed income and a member of the securitized sector team, specializing in asset-backed securities. He manages portfolios across a variety of asset-backed transaction (ABS) types, including Consumer ABS, Commercial ABS, CDOs/CLOs, and insurance-linked securities as well as other esoteric securitizations. Prior to joining the firm in 2005, he held a variety of analyst roles in the telecom industry. Aashh graduated with a B.S. in Economics and International Business from Pennsylvania State University and an M.B.A from the University of North Carolina at Chapel Hill. He is a member of the CFA Institute and a board member of the Structured Finance Industry Group.

Nicholas Travaglino is a portfolio manager for Nuveen’s global fixed income team and leads the securitized sector team, which selects residential mortgage-backed, commercial mortgage-backed and asset-backed securities for all portfolios. He is also the co-manager of the Inflation-Linked Bond strategies. Nicholas is also a member of the Investment Committee, which establishes investment policy for all global fixed income products. Prior to joining the firm in 2014, Nicholas worked for Royal Bank of Canada Capital Markets, where he managed a $2 billion Agency MBS position within RBC’s proprietary trading unit. He also worked for Citigroup Global Markets, where he was responsible for positioning and trading Citi’s long duration CMO book. Nicholas began his career in portfolio management at Freddie Mac and entered the investment industry since 1997. Nicholas graduated with a B.S. in Commerce, with concentrations in Finance and Marketing, from the University of Virginia.

Stephen Virgilio is a trader for Nuveen’s global fixed income team and member of the securitized sector team. He is responsible for managing the organization’s structured product fixed income best execution initiatives, along with trading ABS, CMBS and Non-Agency MBS securities in both the primary and secondary markets. Prior to joining the firm in 2007, he worked at Standard & Poor’s providing securities pricing evaluations on securitized products, and at Citigroup Global Markets where he was a member of the asset backed finance group working on the origination and structuring of consumer ABS debt transactions. Prior to that, he held various positions in trading, investment management, capital markets, and securities valuations. He started his career with Citigroup Asset Management as a portfolio associate. Stephen graduated with a B.A., with honors, in Psychology and Finance from Providence College, and an M.B.A. from New York University’s Stern School of Business.

Information about the Current and Proposed Sub-Advisers

Current Sub-Adviser—Wellington Management. Wellington Management, registered investment adviser, is an indirect subsidiary of Wellington Management Group LLP and serves as investment sub-adviser to the Funds. Wellington Management is organized as a Delaware limited liability partnership. Wellington Management offers investment management services to separate account clients and mutual funds sponsored by unaffiliated parties, as well as to investment vehicles that it sponsors, including bank maintained collective investment funds, common trust funds, and U.S. and non-U.S. domiciled funds, including hedge funds. Wellington Management has been a registered investment adviser since 1979 and its business address is 280 Congress Street, Boston, Massachusetts 02210.

Proposed Sub-Adviser—TAL. TAL, registered investment adviser, is an indirect wholly owned subsidiary of TIAA and an affiliate under common control with Nuveen. TAL will serve as investment sub-adviser to the Fund upon effectiveness of the Restructuring Proposals. TAL is organized as a Delaware limited liability company. TAL provides its services to a wide range of client types including registered investment companies (including open-end and closed-end funds), institutional asset management businesses (including unregistered investment funds, separately managed accounts, insurance company separate accounts, insurance company general accounts, and pension plans) and other clients. TAL has been a registered investment adviser since 1994 and its business address is 730 Third Avenue, New York, New York 10017.

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any sub-adviser of such Fund.

During each Fund’s last fiscal year, no Fund made any material payments to the Adviser or the sub-adviser to such Fund or any affiliated person of the Adviser or the sub-adviser to such Fund for services provided to the Fund (other than pursuant to the Fund’s Investment Management Agreement or Original Sub-Advisory Agreement).

Additional Information. As of the date of this Joint Proxy Statement, TAL does not manage any registered investment companies with investment objectives similar to those of the Funds.

Certain information regarding the executive officers and directors of TAL is set forth in Appendix E.

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote against approval of the New Sub-Advisory Agreement. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter.

Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below under “Board Considerations.” The Board of each Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

For each Fund, the effectiveness of the New Sub-Advisory Agreement is contingent on the receipt of requisite shareholder approval of Proposals Nos. 1, 2, 3(a) and 3(b) in this Joint Proxy Statement and satisfaction of the Tender Offer Conditions.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

Board Considerations

At a meeting held on May 21-23, 2019 (the “Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not “interested persons” as defined under the 1940 Act (the “Independent Board Members”), approved on behalf of its respective Fund, the New Investment Management Agreement with Nuveen Fund Advisors pursuant to which the Adviser will continue to serve as investment adviser to the respective Fund and the New Sub-Advisory Agreement with TAL (the “Sub-Adviser”) pursuant to which the Sub-Adviser will serve as the new investment sub-adviser to the Fund. The New Investment Management Agreements and New Sub-Advisory Agreements are each a “New Advisory Agreement” and collectively referred to as the “New Advisory Agreements,” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.”

Mortgage Opportunity and Mortgage Opportunity 2 are each term funds scheduled to terminate on November 30, 2019 and February 28, 2020, respectively. In light of the pending terminations, the Adviser, at the Meeting and prior meetings, provided the Boards with information regarding various alternatives to provide shareholders with the opportunity to maintain their securitized credit exposure or to exit their investment at net asset value through a tender offer. At the Meeting, each Board approved on behalf of its respective Fund, among other things, the amendment to the Fund’s Declaration of Trust to eliminate the term structure, the adoption of a new investment objective, the adoption of certain non-fundamental policies that would permit broader exposure to non-mortgage related asset-backed securities, the New Investment Management Agreement and the New Sub-Advisory Agreement. The Independent Board Members of each Board, however, also recognized that the elimination of the term structure would result in shareholders forgoing the opportunity to liquidate their shares in the Funds at net asset value which would occur if the Funds terminated. While some shareholders may want the continued investment exposure to securitized credit through the restructured Funds, the Boards considered that other shareholders may want the opportunity to receive their net asset value at termination pursuant to the Funds’ original terms. In weighing these competing interests, each Board authorized its respective Fund to commence a tender offer for up to 100% of the outstanding shares at net asset value, subject to certain conditions being met.

To assist the Boards in their evaluation of the New Advisory Agreements with the Fund Advisers, the Independent Board Members had received, in adequate time in advance of the Meeting or prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the securitized credit asset class;

•	certain performance information (as described below);

•	the profitability of Nuveen Investments, Inc. and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds (as described below);

•	the expenses of the Fund, including comparisons of the Fund’s expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Sub-Adviser, if any.

At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Boards. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review a Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. The information provided supplemented the information provided to the Boards and their committees throughout the year. As a result, the Independent Board Members employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Boards governing the Funds and working with the Fund Advisers in their review of the New Advisory Agreements.

It is with this background that the Independent Board Members considered the New Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Funds, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Funds and the profitability of Nuveen Investments; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Funds; and (f) other factors.

In deciding to approve the New Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information provided, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Boards considered in deciding to approve the New Advisory Agreements and their conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the New Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. With respect to the Adviser, the Boards recognized the comprehensive set of management, oversight and administrative services the Adviser and its affiliates provided to manage and operate the Funds in a highly regulated industry. As illustrative, these services included, but were not limited to, product management; investment oversight, risk management and securities valuation services; fund accounting and administration services; board support and administration services; compliance and regulatory oversight services; legal support; and leverage, capital and asset maintenance services. In addition to the services provided by the Adviser, the Boards have also noted the business-related risks the Adviser incurs in managing the Funds, including entrepreneurial, legal and litigation risks. The Boards further considered the proposed division of responsibilities between the Adviser and the Sub-Adviser and the investment and compliance oversight over the Sub-Adviser to be provided by the Adviser.

With respect to the Sub-Adviser, the Boards recognized that the Adviser recommended the Sub-Adviser as the new sub-adviser to the Funds. The Boards noted that the Sub-Adviser will generally provide the portfolio services for the Funds. The Boards considered that the Funds were originally designed, in part, to invest in mortgage backed securities (i.e., MBS) and participate in the Federal government’s Public-Private Investment Program (the “PPIP”) which had a scheduled eight-year term. The Funds also were structured originally as term funds. The Boards recognized that the Adviser believes that securitized credit continues to be an attractive asset class. Accordingly, in connection with the proposed elimination of the term structure of the Funds, the Boards approved a revised investment objective and expanded securitized credit mandate for the Funds permitting the Funds to have greater exposure to asset-backed securities and securitized credit that are not mortgage related. In considering TAL as the new Sub-Adviser, the Boards considered information regarding, among other things, the organization of the fixed income investment team, the composition of the securitized credit team, the experience of the securitized credit team in managing the securitized credit asset class, and the investment process of the team.

Based on its review, each Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services to be provided to its restructured Fund under each applicable New Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of services, the Boards considered the investment performance of each Fund. In this regard, the Boards reviewed Fund performance over the the quarter, one-, three-, and five-year periods ended December 31, 2018 as well as performance data for the first quarter of 2019 ending March 29, 2019. The Independent Board Members recognized that they had reviewed Fund performance over various time periods at their quarterly meetings throughout the year. The Boards reviewed Fund performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and its benchmark. In reviewing performance, the Board Members were aware of the inherent limitations in comparative performance data as the fund peers or benchmarks may pursue differing objective(s), strategies or have other characteristics that limit the value of the comparative data. In addition to the foregoing, in recognizing the importance of secondary market trading to shareholders of closed-end funds, the Boards also reviewed, among other things, the premium or discount to net asset value of the Funds as of a specified date as well as the Funds’ total return based on net asset value and market price over various periods.

In their review, the Boards noted that for Mortgage Opportunity, such Fund ranked in the third quartile of its Performance Peer Group for the one-year period, first quartile in the three-year period and second quartile in the five-year period ended December 31, 2018. The Fund also outperformed its benchmark, the Barclays US Aggregate Bond Index, in the one-, three- and five-year periods ended December 31, 2018. In addition, for Mortgage Opportunity 2, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period and second quartile in the three- and five-year periods ended December 31, 2018. The Fund also outperformed its benchmark, the Barclays US Aggregate Bond Index, in the one-, three- and five-year periods ended December 31, 2018.

Each Board was satisfied with its Fund’s overall performance. However, the Boards recognized that the past performance was of limited value given that, subject to shareholder approval, the restructured Funds would be following a modified investment mandate with TAL as the new Sub-Adviser replacing Wellington Management.

C.	Fees, Expenses and Profitability

1.    Fees and Expenses

In evaluating the management fees and expenses that the Funds were expected to bear, the Boards considered the Funds’ proposed advisory fee arrangements as well as reviewed the existing advisory fee arrangements and the Funds’ total operating expense ratios. More specifically, the Boards considered the Funds’ current advisory and sub-advisory fee schedules. The Boards further reviewed, among other things, the respective Fund’s gross and net management fee rates and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Boards noted that each Fund had a net management fee and net expense ratio (excluding investment-related costs of leverage) that were higher than its respective peer averages based on common assets for the latest fiscal year. The Boards, however, considered the methodology employed by Broadridge and considered that differences between the strategies of the applicable Fund and its respective Peer Universe may limit the value of the comparative data. In this regard, the Boards noted that the Funds’ net expense ratios were higher than the average of their Peer Universe, in part, due to the limited size of the Peer Universe which contained only three non-Nuveen funds. Further, the Boards recognized that differences in the amount, terms and cost of leverage employed by the Funds compared to peers will also impact the comparative data.

Notwithstanding the foregoing, the Boards noted that the Funds’ management fee is comprised of a fund-level fee and a complex-level fee. The Boards considered that under the New Investment Management Agreement for each Fund, the annual fund-level management fee rate charged on average daily managed assets is 15 basis points lower at each breakpoint than the current fund-level management fee schedule of each Fund. The Boards further noted that the Adviser agreed to waive fees and reimburse expenses in an amount equal to 1.5% of each Fund’s managed assets for the first six months following the effectiveness of the Restructuring Proposals, 0.75% for the next 3 months and 0.25% for the next three months, subject to certain conditions being met.

In their review of the fee arrangements for the Funds, the Boards further considered the proposed sub-advisory fee rate for TAL as the new Sub-Adviser to the Funds. The Boards recognized that each Fund currently pays 40% of the total management fee to the Adviser pursuant to its Original Investment Management Agreement and 60% of the total management agreement to Wellington Management pursuant to its Original Sub-Advisory Agreement. Under the New Investment Management Agreements, the respective Fund would pay the Adviser 100% of the total annual management fee. The Adviser, in turn, would pay TAL for serving as sub-adviser to the respective Fund 50% of the total annual management fee (net of applicable breakpoints, waivers and reimbursements) the Adviser receives under the applicable New Investment Management Agreement. Accordingly, the Adviser will pay TAL and not the Funds.

Based on its review of the information provided, each Board determined that its respective Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.    Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Boards also considered information regarding the fee rates the respective Fund Advisers charged for certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients included foreign investment companies offered by Nuveen and certain funds advised by the Sub-Adviser. The Boards reviewed, among other things, the range of fees assessed for the foreign investment companies in which Nuveen affiliates, including TAL, serve as an internal sub-adviser. The Board, however, considered that the differences in client base, governing bodies and operational complexities contributed to the differing management fee levels. Further, the Boards recognized that TAL also serves as sub-adviser to certain Nuveen exchange-traded funds (“ETFs”) and reviewed the range of management fees for such ETFs. The Boards, however, noted the passive management of the ETFs compared to the active management of the Funds also contributed to the differences in management fees. In general, the Boards noted that the higher fee levels reflect higher levels of services provided by the adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of these factors. The Boards also reviewed the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds but considered, among other things, the different pricing philosophies of such funds and the different services provided by TAL. The Boards concluded that the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial risks incurred in sponsoring and advising a registered investment company.

3.    Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members considered Nuveen Investments’ level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. In considering profitability, the Independent Board Members reviewed the level of profitability realized by Nuveen Investments including and excluding any distribution expenses incurred by Nuveen Investments from its own resources. The Independent Board Members also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the years. The Independent Board Members were aware of the inherent limitations in calculating profitability as the use of different reasonable allocation methodologies may lead to significantly different results and in reviewing profitability margins over extended periods given the refinements to the methodology over time. The Boards noted that two Independent Board Members, along with independent counsel, serve as the Boards’ liaisons to review and discuss any proposed changes to the methodology prior to the full Boards’ review.

In their review, the Independent Board Members evaluated, among other things, Nuveen Investments’ adjusted operating margins, gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen Investments for fund advisory services for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2018 versus 2017.

In addition to reviewing the profitability in absolute terms, the Independent Board Members also examined comparative profitability data reviewing, among other things, the revenues, expenses and adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition) for 2018 and as compared to their adjusted operating margins for 2017. The Independent Board Members, however, recognized the difficulty in comparing the profitability of various fund managers given the limited public information available and the subjective nature of calculating profitability which may be affected by numerous factors including the fund manager’s organizational structure, types of funds, other lines of business, methodology used to allocate expenses and cost of capital. Nevertheless, considering such limitations and based on the information provided, the Boards noted that Nuveen Investments’ adjusted operating margins appeared reasonable when compared to the adjusted margins of the peers.

Aside from Nuveen Investments’ profitability, the Boards recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (i.e., TIAA). As such, the Boards also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Boards noted that Nuveen Investments’ level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered the extent to which economies of scale may be achieved as a Fund grows and whether these economies of scale have been shared with shareholders. Although the Boards recognized that economies of scale are difficult to measure, the Independent Board Members noted that there are several methods that may be used in seeking to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds.

As noted, the management fee is composed of a fund-level component and a complex-level component each with its own breakpoint schedule. In general terms, the breakpoint schedule at the fund level reduces fees as assets in the particular fund pass certain thresholds and the breakpoint schedule at the complex level reduces fees as the eligible assets in the complex pass certain thresholds. The Boards recognized that the Adviser has agreed to reduce the annual fund-level management fee rate charged on average daily managed assets by 15 basis points at each breakpoint under the respective New Investment Management Agreement compared to the current fund-level management fee schedule of each Fund. The Boards further noted that the Adviser agreed to waive fees and reimburse expenses in an amount equal to 1.5% of each Fund’s managed assets for the first six months following the effectiveness of the Restructuring Proposals, 0.75% for the next 3 months and 0.25% for the next three months, subject to certain conditions being met. In addition to the foregoing, the Boards recognized the Adviser’s continued reinvestment in its business through, among other things, improvements in technology, product innovations and other organization changes designed to leverage efficiencies across the business.

Based on its review, each Board determined that the proposed fee arrangements appropriately share any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In this regard, the Boards noted that TAL is an indirect wholly-owned subsidiary of TIAA and an affiliate under common control with Nuveen. The Boards further recognized that Wellington Management was unaffiliated with Nuveen. Accordingly, the Board recognized that the Adviser and its affiliate, TAL, would be retaining more of the advisory fees paid by the Funds under the New Advisory Agreements since the Adviser and TAL are affiliated nothwithstanding the reduction in advisory fee rates. Further, the Boards also recognized that the allocation of fees between the Adviser and TAL is different than the allocation of management fees between the Adviser and Wellington Management. In this regard, the Boards noted that the Adviser would receive more of the allocation of management fees under the New Investment Management Agreement than the Adviser had received under the Original Investment Management Agreement.

In addition, the Independent Board Members considered whether the Sub-Adviser uses commissions paid by funds on portfolio transactions to obtain research products and other services (“soft dollar transactions”) and noted that TAL does not participate in soft dollar arrangements with respect to fund portfolio transactions.

Based on their review, the Boards concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each New Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund, and recommended that shareholders approve the New Advisory Agreements.

G.	Considerations

If the restructuring does not take effect with respect to a Fund, the respective Fund will terminate in accordance with its terms unless the Board extends the term of the Fund in accordance with the charter documents of the Fund. To avoid any interruption of services, the Boards at the Meeting also renewed the Original Investment Management Agreement and Original Sub-Advisory Agreement permitting the Adviser and Wellington Management to continue to serve as investment adviser and sub-adviser to the Funds, respectively, until their scheduled termination.

PROPOSAL NO. 4—THE ELECTION OF BOARD MEMBERS

Pursuant to each Fund’s declaration of trust and by-laws, the Fund’s Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. At the Annual Meeting for each Fund, four Class I Board Members are to be elected by shareholders. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members and as nominees for Board Members for a term expiring at the annual meeting of shareholders to be held in 2022 or until their successors have been duly elected and qualified. Board Members Cook, Evans, Nelson, Moschner, Toth and Young are current and continuing Board Members. Board Members Nelson, Toth and Young have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders to be held in 2020 or until their successors have been duly elected and qualified. Board Members Cook, Evans and Moschner have been designated as Class III Board Members for a term expiring at the annual meeting of shareholders to be held in 2021 or until their successors have been duly elected and qualified.

Board Members Hunter, Stockdale, Stone and Wolff were last elected to each Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 22, 2016. Board Members Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on April 6, 2017. Board Members Cook, Evans and Moschner were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 11, 2018. Board Member Young was appointed as a Board Member and designated as a Class II Board Member for each Fund effective July 1, 2017.

Other than Board Member Cook, all Board Member nominees and current and continuing Board Members are not “interested persons,” as defined in the 1940 Act, of the Funds or the Adviser and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

Board Members and Nominees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Board Members/Nominees who are not “interested persons” of the Funds

Terence J. Toth(2) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Chairman of the Board; Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2008, Chairman of the Board since July 1, 2018	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	167	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Public Member Director, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	167	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Henry B. Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	167	Director (since 2009) of Wellmark, Inc; formerly, Director (2004- 2018) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	167	Chairman (since 2019), Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010) and previously was a Director of The Curran Center for Catholic American Studies at Fordham University (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	167	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	167	None

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	167	Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010).

Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	167	Formerly, Member of the Board of Directors (2013- 2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010) of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	165	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years

Board Member/Nominee who is an “interested person” of the Funds

Margo L. Cook(3) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1964	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Investments, Inc.; Executive Vice President (since 2017) of Nuveen, LLC; President (since 2017), formerly, Co-President (2016- 2017), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Co-President (2015-2017) and Executive Vice President (2013–2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	167	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)

Board Member Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Board Member Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(3)	Board Member Cook is an “interested person” as defined in the 1940 Act by reason of her position with Nuveen, LLC and/or certain of its subsidiaries.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2018 is set forth below. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2018 is also set forth below. As of December 31, 2018, Board Members and executive officers as a group beneficially owned approximately 1.26 million shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of May 1, 2019, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of such Fund. As of May 1, 2019, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of [•], 2019, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided below under “—Shareholders of the Funds.”

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in all Nuveen funds overseen by the Board Member/nominee as of December 31, 2018. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities
Board Member/Nominees	Mortgage Opportunity	Mortgage Opportunity 2	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	$0	$0	Over $100,000
William C. Hunter	$0	$0	Over $100,000
Albin F. Moschner	$0	$0	Over $100,000
John K. Nelson	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	Over $100,000
Carole E. Stone	$0	$0	Over $100,000
Terence J. Toth	$0	$0	Over $100,000
Margaret L. Wolff	$0	$0	Over $100,000
Robert L. Young	$0	$0	Over $100,000

Board Members/Nominees who are interested persons of the Funds
Margo L. Cook	$0	$0	Over $100,000

(1)

The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Funds and in all Nuveen funds overseen by each Board Member/nominee.

The following table sets forth, for each Board Member/nominee and for the Board Members/ nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2018. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee and officer.

Fund Shares Owned By Board Members And Officers
Board Member Nominees	Mortgage Opportunity	Mortgage Opportunity 2
Board Members/Nominees who are not interested persons of the Funds
Jack B. Evans	0	0
William C. Hunter	0	0
Albin F. Moschner	0	0
John K. Nelson	0	0
Judith M. Stockdale	0	0
Carole E. Stone	0	0
Terence J. Toth	0	0
Margaret L. Wolff	0	0
Robert L. Young	0	0

Board Members/Nominees who are interested persons of the Funds
Margo L. Cook	0	0
All Board Members/Nominees and Officers as a Group	50	0

Compensation

Effective January 1, 2019, each Independent Board Member receives a $190,000 annual retainer, increased from $185,000 as of January 1, 2018, plus: (a) a fee of $6,500 per day, which was increased from $6,000 per day as of January 1, 2018, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $90,000, increased from $80,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $15,000, each increased from $12,500 as of January 1, 2018, as annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member/nominee, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Independent Board Member/nominee for the calendar year ended December 31, 2018.

Aggregate Compensation from the Funds(*)
Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider(1)	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Mortgage Opportunity	$1,339	$1,392	$1,283	$1,437	$1,194	$1,260	$1,202	$1,395	$1,224	$1,068

Mortgage Opportunity 2	409	419	386	432	436	387	404	419	388	374

Total Compensation from Nuveen Funds Paid to Board Members/ Nominees	$336,797	$357,875	$323,375	$366,875	$303,797	$322,350	$303,864	$354,650	$309,919	$268,650

(1)	Board Member Schneider retired from the Board of Trustees/Directors of the Nuveen funds effective December 31, 2018.
(*)

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider(1)	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Mortgage Opportunity	$115	—	—	—	$1,194	$149	$530	—	$362	$1,068

Mortgage Opportunity 2	—	—	—	—	—	—	—	—	—	—

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Terence J. Toth as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Margo L. Cook and Albin F. Moschner.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Margaret L. Wolff and Robert L. Young.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone, Chair, and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, Chair, Albin F. Moschner, Carole E. Stone, Terence J. Toth and Robert L. Young.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown below. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board and Committee Meetings. The number of Board and Committee meetings held during the Fund’s last fiscal year is set forth below:

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed-End Funds Committee
Mortgage Opportunity	6	9	0	4	8	4	4	4
Mortgage Opportunity 2	6	9	0	4	8	4	4	4

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Margo L. Cook

Ms. Cook, an interested Board Member of the Funds, has been President of Nuveen Investments, Inc. since April 2017, prior to which she had been Co-Chief Executive Officer and Co-President from 2016-2017, prior to which she had been Senior Executive Vice President since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC. She has been President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and President, Global Products and Solutions (since July 2017) and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business, including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her Bachelor of Science degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves on the University of Rhode Island Foundation Board of Trustees, and is Chair of the All Stars Project of Chicago Board. Ms. Cook joined the Board in 2016.

Jack B. Evans

Chairman (since 2019), formerly, President (1996-2019), of The Hall-Perrine Foundation, a private philanthropic corporation, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The American Board of Orthopaedic Surgery as a Public Member Director (since 2015) and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to

1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of Wellmark, Inc. since 2009 and was a Director of the Xerox Corporation (2004-2018). He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (since 2019) and a member of the Board of Directors (since 2012) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves on The President’s Council and previously was a Director of The Curran Center for Catholic American Studies (2009-2018). He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth, the Board’s Independent Chairman, was a Co-Founding Partner of Promus Capital (2008 to 2017). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to November 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of

Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Vice President	Term: Annual Length of Service: since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

William T. Meyers 333 West Wacker Drive Chicago, IL 60606 1966	Vice President	Term: Annual Length of Service: Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606 1967	Vice President	Term: Annual Length of Service: Since 2017	Executive Vice President (since 2017) of Nuveen Fund Advisors, LLC, previously, Managing Director (2016 –2017); Executive Vice President (since 2017) of Nuveen Securities, LLC and of Nuveen Alternative Investments, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), formerly, Senior Vice President (2016- 2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities LLC.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director, Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of May 1, 2019.

Independent Registered Public Accounting Firm

The Board of each Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year.

A representative of PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed each Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit Committee Report

The Audit Committee of the Board of each Fund is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

William C. Hunter

John K. Nelson

Carole E. Stone

Terence J. Toth

Audit and Related Fees

The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018
Mortgage Opportunity	$52,974	$54,378	$—	$—	$—	$—	$140,104	$69,216	$—	$—	$—	$—	$—	$—
Mortgage Opportunity 2	51,257	52,782	—	—	—	—	136,864	64,356	—	—	—	—	—	—

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018	Fiscal Year Ended 2017	Fiscal Year Ended 2018
Mortgage Opportunity	$140,104	$69,216	$—	$—	$—	$—	$140,104	$69,216
Mortgage Opportunity 2	136,864	64,356	—	—	—	—	136,864	64,356

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

For each Fund, the affirmative vote of a plurality of the common shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The Board of each Fund recommends that shareholders of the Fund vote FOR the election of the nominees named herein.

GENERAL INFORMATION

Attending the Annual Meeting

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold you shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact the Funds at 1-800-257-8787 to obtain directions to the site of the Annual Meeting.

Outstanding Shares of the Funds

The following table sets forth the number of outstanding common shares and certain other share information of each Fund as of March 29, 2019.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Mortgage Opportunity:
Common shares	Unlimited	—	15,888,994
Mortgage Opportunity 2:
Common shares	Unlimited	—	4,876,107

The common shares of Mortgage Opportunity and Mortgage Opportunity 2 are listed and trade on the NYSE under the ticker symbols JLS and JMT, respectively.

Shareholders of Funds

As of December 31, 2018, the members of the Board and officers of each Fund as a group owned less than 1% of the total outstanding common shares.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of a Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made on or before [•], 2019.

Fund and Class*	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Mortgage Opportunity:
Common Shares	Relative Value Partners Group, LLC 1033 Skokie Blvd., Suite 470, Northbrook, IL 60062	1,281,881	8.07%

Fund and Class*	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Mortgage Opportunity 2
Common Shares	RiverNorth Capital Management, LLC 325 N. LaSalle St., Suite 645, Chicago, IL 60654-7030	343,595	7.05%

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before [•], 2019.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of beneficial ownership and changes in beneficial ownership of that Fund’s securities with the SEC applicable national securities exchanges. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided under “—Shareholders of the Funds” above.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is an indirect subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies with respect to the Restructuring Proposals will be borne by the Adviser. The Funds will bear the costs associated with preparing, printing and mailing costs of the proxy in connection with the annual election of trustees, pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per Fund plus reasonable expenses, which is included in the foregoing estimate.

Shareholder Proposals

Unless the Restructuring Proposals take effect or the term of each Fund is extended at the discretion of the Fund Board of Trustees, Mortgage Opportunity and Mortgage Opportunity 2 will terminate on November 30, 2019 and February 28, 2020, respectively. To be considered for presentation at the 2020 annual meeting of shareholders of the Fund, if any, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [•], 2020. A shareholder of a Fund wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to such Fund’s by-laws, submit such written notice to the Fund not later than [•], 2020 or prior to [•], 2020. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is December 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on [•], 2019.

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Annual Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned. Failure of a quorum to be present at any Annual Meeting will subject that Fund to additional expense.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals, except for the election of trustees. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

The Nuveen Closed-End Funds

APPENDIX A

[FUND NAME]

AMENDMENT NUMBER 1 TO

AMENDED AND RESTATED DECLARATION OF TRUST

The undersigned, being at least a majority of the Trustees of the Trust, acting pursuant to Section 4 of Article XIII of the Amended and Restated Declaration of Trust dated as of October 27, 2009 (the “Declaration of Trust”) of [FUND NAME] (the “Trust”), with the consent of shareholders holding more than fifty percent (50%) of Shares entitled to vote, do hereby amend the Declaration of Trust, effective as of [                        ], as follows:

1.        The name of the Trust is hereby changed to [NEW NAME] and all references to the name of the Trust in the Declaration of Trust are amended accordingly.

2.         Paragraph (a) of Section 1 of Articles XIII is hereby amended by replacing it in its entirety by the following:

Section 1. Termination of Trust. (a) Unless terminated as provided herein, the Trust shall continue, without limitation of time. Except as may be set forth in any Statement relating to the issuance of Shares, the Trust, or any class or series thereof may be terminated at any time by the Trustees by written notice to the Shareholders without a vote of the shareholders of the Trust, or the class or series as the case may be, or by the affirmative vote of the shareholders entitled to vote at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Common Shares and Preferred Shares, voting as a single class, in the case of the termination of the Trust, or by the affected class or series as the case may be in the event of the termination of a class or series, unless such action has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with this Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the outstanding Common Shares and Preferred Shares, voting as a single class or the applicable class or series as the case may be, shall be required.

Except as amended hereby, the Declaration of Trust remains in full force and effect.

(signature page follows)

A-1

IN WITNESS WHEREOF, the undersigned, being a majority of Trustees of the Trust, have executed this instrument as of this          day of                     , 2019.

Margo L. Cook as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Jack B. Evans, as Trustee 333 West Wacker Drive Chicago, Illinois 60606
William C. Hunter, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Albin F. Moschner, as Trustee 333 West Wacker Drive Chicago, Illinois 60606
John K. Nelson, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Judith M. Stockdale, as Trustee 333 West Wacker Drive Chicago, Illinois 60606
Carole E. Stone, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Terence J. Toth, as Trustee 333 West Wacker Drive Chicago, Illinois 60606
Margaret L. Wolff, as Trustee 333 West Wacker Drive Chicago, Illinois 60606	Robert L. Young, as Trustee 333 West Wacker Drive Chicago, Illinois 60606

A-2

APPENDIX B

DATES RELATING TO ORIGINAL MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Fund	Adviser/Sub- Adviser	Date of Original Agreement	Date Original Agreement Last Approved by Shareholders		Date Original Agreement Last Approved For Continuance by Board
Mortgage Opportunity	Nuveen Fund Advisors, LLC	11/17/2009	10/1/2014	[1]	5/23/2019

	Wellington Management Company, LLP	11/17/2009	10/1/2014[1]		5/23/2019

Mortgage Opportunity 2	Nuveen Fund Advisors LLC	1/29/2010	10/1/2014	[1]	5/23/2019

	Wellington Management Company, LLP	1/29/2010	1/29/2010[2]		5/23/2019

(1)

Submitted to shareholders for approval in connection with the acquisition of the parent company of Nuveen Fund Advisors, LLC by Teachers Insurance and Annuity Association of America (formerly TIAA-CREF).

(2)	Submitted to the initial shareholder for approval in connection with the Fund’s launch in 2010.

B-1

APPENDIX C

FORM OF INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of this          day of              20[ ], by and between [Nuveen Fund Name], a Massachusetts business trust (the “Fund”), and Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”).

W I T N E S S ET H

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.        The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objective and policies and limitations, and to administer the Fund’s affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund’s assets shall be subject to the Fund’s policies, restrictions and limitations with respect to securities investments as set forth in the Fund’s then current registration statement under the Investment Company Act of 1940, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end, non-diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

2.        For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, an investment management fee equal to the sum of the Fund-Level Fee and the Complex-Level Fee.

A.        The Fund-Level Fee shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

Average Total Daily Managed Assets(1)	Rate

For the first $125 million	0.8000%
For the next $125 million	0.7875%
For the next $150 million	0.7750%
For the next $600 million	0.7625%
For Managed Assets over $1 billion	0.7500%

(1) “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating effective leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), such as, but not limited to, leverage at the Master PPIP Fund level attributable to the Fund’s investment in the Feeder PPIP Fund, as such terms are defined in the Fund’s registration statement on Form N-2 as declared effective by the Securities and Exchange Commission.

B.        The Complex-Level Fee for the Fund shall be computed by applying the Complex-Level Fee Rate, expressed as a daily equivalent, to the average daily Managed Assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include—in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund—such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i)        in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds;

(ii)        that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Asset Breakpoint Level ($ million)	Effective Rate at Breakpoint Level (%)

55,000	0.2000

56,000	0.1996

57,000	0.1989

60,000	0.1961

63,000	0.1931

66,000	0.1900

71,000	0.1851

76,000	0.1806

80,000	0.1773

91,000	0.1691

125,000	0.1599

200,000	0.1505

250,000	0.1469

300,000	0.1445

C.        “Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

D.        The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i.        In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to the extent that such Fund may later participate in a subsequent Fund consolidation as described in subsection (iii) below;

ii.        In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition;

iii.        In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

E.        Following are additional definitions of terms used above:

i.        “Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

ii.        “Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of December 31, 2010, the Aggregate Eligible Asset Amount is $2 billion.

iii.        “Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

F.        For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

3.        The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

4.        Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as trustees, officers or agents.

5.        The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

6.        The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the portfolios of its other investment accounts and funds purchasing securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such other accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

7.        This Agreement shall continue in effect until August 1, 2015, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon no less than sixty (60) days’ written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

8.        If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

9.        Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

10.        The Fund’s Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts. This Agreement is executed on behalf of the Fund by the Fund’s officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund’s Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

11.        This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

[NUVEEN FUND NAME]
by:

Attest:

NUVEEN FUND ADVISORS, LLC
by:

Attest:

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

[Nuveen Fund Name (ticker)]

THIS AGREEMENT is made as of the          day of              20[ ], between Nuveen Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), and Teachers Advisors, LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser acts as the investment adviser for the [Nuveen Fund Name] (the “Fund”), pursuant to an investment advisory agreement between the Adviser and the Fund (the “Advisory Agreement”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services for the Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties agree as follows:

1.        Appointment of Sub-Adviser. The Adviser desires to engage and hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.        Duties of Sub-Adviser.

The Sub-Adviser is hereby employed and authorized to conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the assets in the Fund. In connection therewith, the Sub-Adviser will (a) make investment decisions for the Fund; (b) place purchase and sale orders for portfolio transactions in the Fund; (c) employ professional portfolio managers and securities analysts to provide research services relating to the Fund; (d) employ qualified personnel to assist in the supervision of the Fund’s investment program and to monitor the level of risk incurred by the Fund in connection with its investment program; (e) provide input requested by the Adviser with respect to the possible forms and levels of leverage employed by the Fund, and help monitor the Fund’s compliance with leverage limits imposed under the 1940 Act; (f) provide assistance in connection with determining dividend and distribution levels for the Fund and preparing and reviewing dividend and distribution notices to shareholders; and (g) discuss with the Adviser, and take into account, tax issues arising in connection with management of the Fund’s portfolio. Subject to the supervision of the Fund’s Board of Directors (the “Board”) and the Adviser, the Sub-Adviser will manage the assets in the Fund in accordance with (a) the Fund’s investment objective(s), policies and restrictions, to the extent the Sub-Adviser has been notified of such objectives, policies and restrictions, (b) the Charter Documents (as such term is defined below) of the Fund, to the extent that they have been provided to the Sub-Adviser, and (c) applicable laws and regulations.

The Adviser has furnished to the Sub-Adviser the Fund’s compliance procedures pursuant to Rules 10f-3, 17a-7, and 17e-1 under the 1940 Act (collectively, the “Compliance Procedures”), the Articles of Incorporation or Declaration of Trust and Bylaws of the Fund, each as amended to date (the “Charter Documents”), and the Fund’s investment objective(s), policies and restrictions. The Adviser agrees, on an ongoing basis, to provide to the Sub-Adviser, as promptly as practicable, copies of all amendments and supplements to the Compliance Procedures, all amendments to the Charter Documents and all revisions to the Fund’s investment objective(s), policies and restrictions.

3.        Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended). The Sub-Adviser will not execute any portfolio transactions with a broker or dealer which is an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser or the Adviser, except pursuant to the any 17e-1 Policies and Procedures for affiliated brokerage transactions that have been approved by Board for such Fund. The Adviser will provide the Sub-Adviser with a list of brokers and dealers that are “affiliated persons” of the Adviser.

4.        Proxy Voting. The Sub-Adviser shall vote all proxies with respect to securities held in the Fund in accordance with the Sub-Adviser’s proxy voting guidelines and procedures in effect from time to time. In the event material changes are made to such proxy voting guidelines, the Sub-Adviser agrees to provide the Adviser with a copy of the revised proxy voting guidelines. The Adviser agrees to instruct the Fund’s custodian to forward all proxy materials and related shareholder communications to the Sub-Adviser promptly upon receipt. The Sub-Adviser agrees to promptly inform the Adviser and any Fund of any conflict of interest of which the Sub-Adviser is aware that the Sub-Adviser has in voting proxies with respect to securities held in such Fund. The Sub-Adviser shall not be liable with regard to voting of proxies or other corporate actions if the proxy materials and related communications are not received in a timely manner.

5.        Information Provided to the Adviser.

(a)        The Sub-Adviser will keep the Adviser informed of developments materially affecting any Fund and will, on its own initiative, furnish the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

(b)        The Sub-Adviser will confer with the Adviser as the Adviser may reasonably request regarding the investment and management of the Fund. The Sub-Adviser will not be required to advise the Adviser or act for the Adviser or any Fund in any legal proceedings, including bankruptcies or class actions, involving securities in any Fund or the issuers of the securities.

(c)        The Sub-Adviser agrees to comply with all reporting requirements that the Board or the Adviser reasonably adopt and communicate to the Sub-Adviser in writing, including reporting requirements related to performance of the Fund, brokerage practices, and proxy voting.

(d)        The Sub-Adviser will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify the Adviser promptly of any issuer-specific or market events or other situations that occur that may materially impact the pricing of one or more securities in the Fund. In addition, upon the request of Adviser, the Sub-Adviser will assist the Adviser in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by the Fund, unless such determination is made based upon information provided by the Sub-Adviser that is materially incorrect or incomplete as a result of the Sub-Adviser’s gross negligence.

(e)        The Sub-Adviser has provided the Adviser with a true and complete copy of its compliance policies and procedures that are reasonably designed to prevent violations of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “Sub-Adviser Compliance Policies”). The Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) shall provide to the Fund’s chief compliance officer (the “Fund CCO”) or his or her delegate, promptly (and in no event more than 10 business days) after the occurrence of the triggering event, the following:

(i)        a report of any material changes to the Sub-Adviser Compliance Policies;

(ii)        a report of any “material compliance matters,” as defined by Rule 38a-1 under the 1940 Act, that have occurred in connection with the Sub-Adviser Compliance Policies;

(iii)        a copy of a summary of the Sub-Adviser CCO’s report with respect to the annual review of the Sub-Adviser Compliance Policies pursuant to Rule 206(4)-7 under the Advisers Act; and

(iv)        an annual (or more frequently as the Fund CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act and Section 38a-1 under the 1940 Act as well as the foregoing sub-paragraphs (i) - (iii).

(f)        The Sub-Adviser will timely notify the Adviser of any material violations by the Sub-Adviser of the Fund’s investment policies or restrictions or any applicable law or regulation.

6.        Standard of Care. The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser’s part in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under this Agreement (each such act or omission shall be referred to as “Disqualifying Conduct”). Neither the Sub-Adviser nor its members, partners, officers, employees and agents shall be liable to the Adviser, the Fund or its shareholders or any other person (a) for the acts, omissions, errors of judgment or mistakes of law of any other fiduciary or other person with respect to the Fund or (b) for any failure or delay in performance of the Sub-Adviser’s obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

The Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Fund. The Adviser understands that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

7.        Compensation. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on the fifth business day of each month a fee equal to [ 50.0000%] of the fees (net of applicable breakpoints, waivers and reimbursements) paid by the Fund to the Adviser under the Advisory Agreement for the Fund. The fee for the period from the date of this Agreement to the end of the calendar month shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

8.        Expenses. The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the Adviser or Sub-Adviser. The expenses to be borne by the Fund include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund’s organizational and offering expenses; (e) fees and expenses of registering the Fund’s shares under the appropriate Federal securities laws and qualifying the Fund’s shares under applicable state securities laws; (f) fees and expenses of listing and maintaining the listing of the Fund’s shares on the principal securities exchanges where listed, or, if the Fund’s shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund’s shares on the principal securities market where traded; (g) expenses of printing and distributing reports to shareholders; (h) expenses of shareholders’ meetings and proxy solicitation; (i) charges and expenses of the Fund’s administrator, custodian and registrar, transfer agent and dividend disbursing agent; (j) compensation of the Fund’s officers, directors and employees that are not affiliated persons or interested persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser or Sub-Adviser; (k) legal and auditing expenses; (l) cost of certificates representing shares of the Fund; (m) costs of stationery and supplies; (n) insurance expenses; and (o) association membership dues.

9.        Services to Other Companies or Accounts. The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to similarly allocate opportunities to sell securities. The Adviser recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature.

10.        Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it specifically maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund copies of any of such records upon the Fund’s or the Adviser’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.

11.        Term of Agreement. Unless sooner terminated, this Agreement shall continue in effect until August 1, 20[ ]. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board of the Fund in the manner required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days’ written notice (the date of termination may be less than 60 days after the written notice of termination so long as the duration of the notice period is agreed upon by the Adviser and Sub-Adviser) by the Adviser, by the Fund’s Board, by vote of a majority of the Fund’s outstanding voting securities, or by the Sub-Adviser, and will immediately terminate upon termination of the Advisory Agreement with respect to the Fund. This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.        Trade Settlement at Termination. Termination will be without prejudice to the completion of any transaction already initiated. On, or after, the effective date of termination, the Sub-Adviser shall be entitled, without prior notice to the Adviser or the Fund, to direct the Fund’s custodian to retain and/or realize any assets of the Fund as may be required to settle transactions already initiated. Following the date of effective termination, any new transactions will only be executed by mutual agreement between the Adviser and the Sub-Adviser.

13.        Indemnification. (a) The Adviser agrees to indemnify and hold harmless the Sub-Adviser and its members, partners, officers, employees, agents, successors and assigns (each a “Sub-Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) to which any Sub-Adviser Indemnified Person may become subject as a result of the Adviser’s material breach of this Agreement or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Sub-Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Sub-Adviser’s Disqualifying Conduct.

(b)        The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Fund and their respective shareholders, members, partners, directors, officers, employees, agents, successors and assigns (each an “Adviser Indemnified Person”) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) to which any Adviser Indemnified Person may become subject as a result of the Sub-Adviser’s material breach of this Agreement or as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder or violation of applicable law; provided, however, that no Adviser Indemnified Person shall be indemnified for any claim, loss, liability or damage that may be sustained as a result of the Adviser’s Disqualifying Conduct.

14.        Delegation to Third Parties. Except where prohibited by applicable law or regulation, the Sub-Adviser may delegate or may employ a third party to perform any accounting, administrative, reporting and ancillary services required to enable the Sub-Adviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement, the Sub-Adviser may provide information about the Adviser and any Fund to any such third party for the purposes of this paragraph, provided that the third party is subject to a confidentiality agreement that specifically prevents the misuse of any such information, including portfolio holdings. The Sub-Adviser will act in good faith and with due diligence in the selection, use and monitoring of third parties and shall be solely responsible for any loss, mistake, gross negligence or misconduct caused by such third party.

15.        Disclosure. (a) Neither the Adviser, on its own behalf or on behalf of the Fund, or the Sub-Adviser shall disclose information of a confidential nature acquired in consequence of this Agreement, except for information that they may be entitled or bound to disclose by law, regulation or that is disclosed to their advisors where reasonably necessary for the performance of their professional services or, in the case of the Sub-Adviser, as permitted in accordance with Section 14 of this Agreement.

(b)        Notwithstanding the provisions of Subsection 15(a), to the extent that any market counterparty with whom the Sub-Adviser deals requires information relating to the Fund (including, but not limited to, the identity of the Adviser or the Fund and market value of the Fund), the Sub-Adviser shall be permitted to disclose such information to the extent necessary to effect transactions on behalf of the Fund in accordance with the terms of this Agreement.

(c)        Notwithstanding the provisions of Subsections 15(a) and 15(b), the Sub-Adviser acknowledges that the Adviser and the Fund intend to rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act.

16.        Instructions to Custodian. The Sub-Adviser shall have authority to issue to the Fund’s custodian such instructions as it may consider appropriate in connection with the settlement of any transaction relating to the Fund that it has initiated. The Adviser shall ensure that the Fund’s custodian is obliged to comply with any instructions of the Sub-Adviser given in accordance with this Agreement. The Sub-Adviser will not be responsible for supervising the Fund’s custodian.

17.        Representations and Warranties. (a) The Adviser represents and warrants to the Sub-Adviser that the Adviser:

(i) has full power and authority to appoint the Sub-Adviser to manage the Fund in accordance with the terms of this Agreement; and

(ii) this Agreement is valid and has been duly authorized by appropriate action of the Adviser, the Board of the Fund and its shareholders, does not violate any obligation by which the Adviser is bound, and when so executed and delivered, will be binding upon the Adviser in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and general principles of equity.

(b)        The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser:

(i) is registered as an “investment adviser” under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;

(ii) is not currently the subject of, and has not been the subject of during the last three (3) years, any enforcement action by a regulator, except as previously disclosed to the Adviser; and

(iii) maintains insurance coverage in an appropriate amount and shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance.

18.        Miscellaneous.

(a)        Notices. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by the General Counsel of the Adviser or Sub-Adviser, as the case may be, or such other person as a party shall designate by notice to the other parties.

(b)        Amendment. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Sub-Adviser, which amendment must be approved by the Board of the Fund in the manner required by the 1940 Act.

(c)        Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof.

(d)        Severability. If any provision of this Agreement will be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.

(e)        Headings. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof.

(f)        Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

(g)        Use of Sub-Adviser’s Name. The Adviser shall furnish to the Sub-Adviser all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution which refers to the Sub-Adviser by name prior to the use thereof. The Adviser shall not use or cause any Fund to use any such materials if the Sub-Adviser reasonably objects to such use. This paragraph shall survive the termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

Nuveen Fund Advisors, LLC

By:

Name:

Title:	Managing Director

Teachers Advisors, LLC

By:

Name:

Title:	Managing Director and Assistant Secretary

APPENDIX E

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER AND SUB-ADVISERS

	Principal Executive Officer and Directors Nuveen Fund Advisors, LLC			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser
Sub-Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors, LLC	Margo L. Cook Michael A. Perry	333 W. Wacker Dr. Chicago, IL 60606 333 W. Wacker Dr. Chicago, IL 60606	President Executive Vice President	Margo L. Cook Michael A. Perry Cedric H. Antosiewicz Kevin J. McCarthy William T. Meyers E. Scott Wickerham Nathaniel Jones Christopher M. Rohrbacher Gifford R. Zimmerman

	Principal Executive Officer and Directors Teacher Advisors, LLC			Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser
Sub-Adviser	Name	Address	Principal Occupation
Teacher Advisors, LLC	Bradley G. Finkle Glen Brightman	730 Third Ave New York, NY 10017 730 Third Ave New York, NY 10017	President & Chief Executive Officer Executive Vice President	Kevin J. McCarthy E. Scott Wickerham

E-1

Principal Executive Officer and Directors Wellington Management Company LLP
Sub-Adviser	Name	Address	Principal Occupation	Fund officers or Board Members who are officers, employees, directors, general partner or shareholders of the Adviser
Wellington Management Company LLP	Brendan J. Swords	280 Congress Street Boston, MA 02210	Chairman, Chief Executive Officer	N/A

	John E. Bruno	280 Congress Street Boston, MA 02210	Senior Managing Director and General Counsel

	John D. Norberg	280 Congress Street Boston, MA 02210	Senior Managing Director and Chief Compliance Officer

	Edward J. Steinborn	280 Congress Street Boston, MA 02210	Senior Managing Director and Chief Financial Officer

E-2

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JLS0619

EVERY SHAREHOLDERS VOTE IS IMPORTANT EASY VOTING OPTIONS: Vote BY MAIL vote, sign and date this proxy card and return in the postage-paid envelope VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on ["], 2019 NUVEEN FUNDS THIS PROXY IS SOLICITED BY THE BOARD OF NUVEEN MORTGAGE OPPORTUNITY TERM FUND 2 FOR AN ANNUAL MEETING OF SHAREHOLDERS, ["], 2019 DO NOT TEAR COMMON SHARES The Annual Meeting of Shareholders of Nuveen Mortgage Opportunity Term Fund 2 will be held on ["], 2019 at ["] Central time, in the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the Joint Proxy Statement. The undersigned hereby appoints Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on ["], 2019, or any adjournment or postponement thereof. In their discretion, the proxies named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. JMT_30566_052319

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted FOR the proposal(s). TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals 1. To approve an amendment to the Funds Declaration of Trust that would eliminate the provision requiring the automatic termination of the Fund on February 28, 2020. 2. To approve the adoption of a new investment objective. 3.a. To approve a new investment management agreement with Nuveen Fund Advisors, LLC. 3.b. To approve a new investment sub-advisory agreement between Nuveen Fund Advisors, LLC and Teachers Advisors, LLC on behalf of the Fund. 4. Election of Board Members: Class I: FOR AGAINST ABSTAIN FOR ALL WITHHOLD ALL FOR ALL EXCEPT 01. Judith M. Stockdale 02. Carole E. Stone 03. Margaret L. Wolff 04. William C. Hunter INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box FOR ALL EXCEPT and write the nominees number on the line provided below. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on ["], 2019. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code JMT1 30566